As filed with the Securities and Exchange Commission on March 12,
1998
                          Registration No. 33-79068




                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


         Pre-Effective Amendment No. _____
         |-|
         Post-Effective Amendment No. 3

                                                      and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Post-Effective Amendment No. 3
                                         (Check appropriate box or boxes)

                                     RUPAY-BARRINGTON TOTAL RETURN FUND, INC.
                             (Exact Name of Registrant as Specified in Charter)

                                                 1000 Ballpark Way
                                                     Suite 302
                                              Arlington, Texas  76011
                            (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, including Area Code (800) 469-7220

                                               Misty S. Gruber, Esq.
                                              Sachnoff & Weaver, Ltd.
                                                30 S. Wacker Drive
                                                    Suite 2900
                                              Chicago, Illinois 60606
                                      (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check  appropriate  box):
|X| Immediately upon filing pursuant to paragraph (b) |_| on (date) pursuant to paragraph (b) |_| 60 days after filing pursuant to paragraph (a)(1) |_| on
(date) pursuant to paragraph (a)(1) |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_|      this post-effective amendment designates a new effective date for a previously filed post-effective amendment.





Pursuant to Section 24f-2 of the Investment Company Act of 1940, the Registrant has registered on indefinite number of securities under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                                     RUPAY-BARRINGTON TOTAL RETURN FUND, INC.

                                            PROSPECTUS - MARCH 12, 1998

Investment Objective:

     Rupay-Barrington Total Return Fund, Inc. (the "Fund") invests in diversified portfolio of equity securities (typically common stocks and securities which carry the right to buy common stocks) and fixed income securities (typically bonds and preferred stock), with equity securities expected to usually represent approximately 80% of total fund assets. The Fund is designed for investors primarily seeking the potential for dividend income from, and capital appreciation of, securities and the income and relative principal stability of bonds over the long term. See "Investment Program."

Purchase of Shares:

     Please complete and return the New Account Form. If you need assistance in completing this Form, please call our Stockholder Services Department (see below). The Fund's shares may be purchased at a price equal to their net asset value plus a sales commission not exceeding 5.75% of the offering price. The minimum initial investment is $250 ($25 minimum for subsequent investments).

Prospectus Information:

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain this Prospectus for future reference. A Statement of Additional Information ("SAI") dated March 12, 1998, has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference, in and made a part of, this Prospectus. The SAI is available without charge upon request from Rupay-Barrington Securities Corporation ("Rupay-Barrington Securities"), an affiliate of the Fund.

Stockholder Services Department:

     1-800-628-4077 (8:30 a.m. to 5:00 p.m. Eastern time)



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR ARIZONA AND TEXAS RESIDENTS: THE FUND'S INVESTMENT ADVISOR HAS NOT PREVIOUSLY SERVED AS AN ADVISOR TO AN INVESTMENT COMPANY.

                                    RUPAY - BARRINGTON TOTAL RETURN FUND, INC.

                                                 TABLE OF CONTENTS


INVESTMENT OBJECTIVE......................................................1

INVESTMENT PROGRAM........................................................1

SPECIAL RISK CONSIDERATIONS...............................................2

OFFERING PRICE AND SUMMARY OF FUND EXPENSES...............................3

FINANCIAL HIGHLIGHTS......................................................5

RISK FACTORS..............................................................6

INVESTMENT POLICIES.......................................................7

FUNDAMENTAL AND OTHER INVESTMENT POLICIES................................11

PERFORMANCE INFORMATION..................................................13

HOW TO BUY SHARES........................................................14

OPENING A NEW ACCOUNT AND PURCHASING SHARES..............................17

PURCHASING ADDITIONAL SHARES.............................................17

COMPLETING THE NEW ACCOUNT FORM..........................................18

NET ASSET VALUE, PRICING AND EFFECTIVE DATE..............................18

REDEEMING SHARES.........................................................19

RECEIVING YOUR PROCEEDS..................................................20

DIVIDENDS AND DISTRIBUTIONS..............................................20

CONDITIONS OF YOUR PURCHASE..............................................20

STOCKHOLDER SERVICES.....................................................22

TAXES    ................................................................23

MANAGEMENT OF THE FUND...................................................24

FUND EXPENSES AND MANAGEMENT FEES........................................25

THE FUND ................................................................26

INVESTMENT OBJECTIVE


The Fund invests in both stocks and bonds.

     The Fund seeks capital appreciation, current income, and presevation of capital by investing in a diversified portfolio of equity securities (typically common stocks and securities which carry the right to buy common stocks) and fixed-income securities (typically bonds and preferred stock). Equity securities are generally expected to represent approximately 80% of total assets, with fixed income securities, including cash reserves,  generally representing the remaining assets. See "Investment
Program."


     The Fund's share price will fluctuate with changing market conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. The Fund cannot guarantee it will achieve its investment objective.

INVESTMENT PROGRAM

     The Fund is designed for investors primarily seeking the potential for dividend income from, and capital appreciation of, equity securities and the income and relative principal stability of bonds over the long term. The Fund's investment in common stocks is intended to provide sufficient capital growth to offset the erosive effects of inflation. For an IRA, retirement plan, or other long-term investment, the Fund offers an investment program which seeks to combine attractive returns with the benefits of broad diversification.

     To achieve its investment objective, the Fund will normally invest approximately 80% of its assets in equity securities (primarily common stocks) and the remainder in fixed income securities (primarily bonds). While this portfolio mix may vary depending on the Investment Advisor's (as hereinafter defined) short-term and long-term assessments of market conditions, the Fund will not attempt to time short-term moves in the market. In no event will the Fund invest less than 50% or more than 80% of its assets in equity securities, except for the purpose of effecting temporary defensive strategies. The investment of Fund assets in fixed income securities (primarily bonds) adds diversification that may serve to lessen the volatility normally associated with funds dedicated primarily to investment in common stock. However, movements in interest rates may still affect the overall value of the Fund.

     The Fund's investments are managed by Rupay-Barrington Advisors, Inc. (the "Investment Advisor"). At times the Investment Advisor may judge that conditions in the securities market make pursuing the Fund's basic investment strategy inconsistent with the best interests of its stockholders. At such times, the Fund may temporarily use alternative investment strategies, primarily designed to reduce fluctuation of the value of the Fund's assets. In implementing these "temporary defensive strategies," the Fund may in some instances maintain cash reserves on a temporary basis equal to 100% of its assets.

     The Fund will make common stock investments primarily in established companies which the Investment Advisor believes to exhibit good prospects for growth.

     Consistent with its investment program, the Fund may invest in equity securities issued by real estate investment trusts ("REITs"). Bond and other fixed income investments will include U.S. Treasury and agency securities, investment-grade (rated BBB or Baa or better) corporate debt securities, mortgage-backed securities (rated BBB or Baa or better) and other types of fixed income investments. The average maturity of the Fund's fixed income investments will vary with economic conditions.

     Up to 15% of the Fund's assets may be invested in foreign securities, including American Depository Receipts (ADRs). The international component of the Fund's investment program is intended to increase diversification of the Fund's portfolio.

     See "Investment Policies" for a more detailed description of the Fund's investments.

SPECIAL RISK CONSIDERATIONS

     The Fund may or may not be a suitable or appropriate investment for all investors. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. Because the Fund may invest in, among other things, foreign securities, equity securities, a variety of fixed income securities, and other securities such as futures contracts, options and foreign currency exchange contracts, investment in the Fund involves risks that are different in some respects from an investment in a fund which does not engage in such investment activities. For a more comprehensive discussion of the risks associated with investing in the Fund, see "Risk Factors" and "Investment Policies."

OFFERING  PRICE AND SUMARY OF FUND EXPENSES

     The offering price to the public on purchases of the Fund's shares made at one time by a single purchaser, by an individual, his spouse and their children under the age of 21, or by a single trust or fiduciary account other than an employee plan, is the net asset value per share plus a sales commission not exceeding 5.75% of the offering price (equivalent to 6.10% of the net asset value), which is reduced on larger sales as shown below:


                                               Total Sales Commission*

                                As a Percentage   As a Percentage    Portion of
                                of Offering       of net Asset       Total
Amount of Single Sale           Price of the      Value of Shares    Offering
at Offering Price               Shares Purchased  Purchased          Price
                                                                     Retained
                                                                     by Dealers
          -----------------                 ----------------       ---------                -------------------
Less than $50,000                 5.75%            6.10%              5.00%
$50,000 but less than $100,000    5.00%            5.26%              4.40%
$100,000 but less than $250,000   4.00%            4.17%              3.50%
$250,000 but less than $500,000   3.00%            3.09%              2.50%
$500,000 but less than $1,000,000 2.00%            2.04%              1.75%
$1,000,000 or more                none             none           see below**



--------------------


* At the discretion of Rupay-Barrington Securities, the entire sales commission may at times be reallowed to dealers. Rupay-Barrington Securities also may, at its expense, provide additional promotional incentives or payments to dealers that sell the Fund's shares. In some instances, the full reallowance, incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of Shares. When 90% or more of the sales commission is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

** The following commissions will be paid by Rupay-Barrington Securities to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $10 million or more: 1.00% on sales of up to $2 million, plus 0.80% on sales of $2 million to $3 million, plus 0.50% on sales of $3 million to $10 million, plus 0.25% on sales of $10 million to $25 million, plus 0.15% on sales in excess of $25 million.


         A sales commission equal to 4.00% of the offering price (4.17% of the net asset value) is applicable to all purchases of Shares, regardless of amount, made for any qualified or non-qualified employee benefit plan. Of the 4.00% sales commission applicable to such purchases, 3.20% of the offering price will be reallowed to dealers.


     Shown below are all the expenses and fees the Fund is expected to incur. Such expenses and fees are expressed as a percentage of average Fund net assets. The table and Example are provided for purposes of assisting current and prospective stockholders in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.


                                           EXPENSE TABLE

Stockholder  Transaction  Expenses
Maximum Sales Load Imposed on Purchases (as a
percentage   of  Offering   Price)..............................   5.75%
Maximum Sales Load Imposed on Reinvested Dividends.................None
Deferred  Sales Load on  Redemptions...............................None
Redemption Fees....................................................None*

Annual  Fund  Operating  Expenses  (as  a  percentage  of  average  net  assets)
Management   Fees.................................................0.80%  **
12b-1 Fees........................................................0.35%***
Other Expenses  (audit,  legal,  stockholder  services,  transfer agent and
custodian   based  on   estimated   amounts   for  the  first  full  fiscal
year)...........................................................0.80% Total
Fund Operating Expenses ........................................1.95%


Example
You would pay the following  expenses        1 Yr 3 Yrs 5 Yrs 10 Yrs
on a $1,000 investment,  assuming (1)
5% average annual return and (2)
redemption at the end of each time period:    $76  $115  $157  $272

                                                 --------------------





* The information in the table does not reflect a charge of up to $30 that may be imposed for the transfer of redemption proceeds by wire.

**   The Management Fee is higher than that charged by many other mutual funds.


*** Long-term stockholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. See "Fund Expenses and Management - Plan of Distribution." A trailer fee of .25% of the .35% 12b-1 fee will be paid by Rupay-Barrington Securities to dealers whose stockholder accounts with the Fund equal or exceed $500,000.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return. Actual returns will vary.

     No projection can be made with respect to total expenses to be incurred in future years of operation. The Rupay-Barrington Financial Group, Inc. ("Rupay-Barrington Financial") has agreed to limit the operational expense to be paid by the Fund during its first five years of operations, by paying such fees and expenses as exceed 1.95% during each of such first five years of operation. More information about these expenses may be found under "Management of the Fund" and "Fund Expenses and Management Fee."

FINANCIAL HIGHLIGHTS

     The table below presents per share financial information for the Shares. This information has been audited and reported on by the Fund's independent accountants. The report of independent accountants and financial statements included in the Fund's Statement of Additional Information for the 1997 fiscal year are incorporated by reference into this Prospectus. The Fund's Annual Report, will be provided when available, upon request, without charge.





                             Financial Highlights
               (For a share outstanding throughout the period)




                                    Year Ended                 For the period
                                    December 31,               August 11, 1995
                                                              (commencement of
                                                              operations) to
                                                               December 31,
                                           1997        1996         1995






     --------------------------------------------------------------------------------
     Net Asset Value,
     Beginning of Period                    $9.72      $9.67   $10.00

  Income from Investment Operations
  Net Investment Income                      0.20       0.13     0.04

  Net Realized and
  Unrealized Gain (Loss)on Investments       0.67       0.44    (0.33)

Total from Investment
Operations                                  0.87        0.57    (0.29)

Less Distributions from:
Net Investment Income                      (0.21)      (0.12)   (0.04)

Net  Realized Gain on
Investments                                (0.70)      (0.40)    0.00

Total Distributions                        (0.91)      (0.52)   (0.04)

Net Asset Value
End of Period                              $9.68       $9.72    $9.67

Total Investment
Return at Net
Asset Value (a)                            8.91%       5.89%   (2.89%)(b)
Net Assets, End of
Period (000's)                            $2,202      $4,926   $1,126

Ratio of Expenses to
Average Net Assets (d)                     1.95%       1.95%    1.95%(c)

Ratio of Net Investment
Income (Loss) to Average
Net Assets (d)                            1.68%        2.06%    1.72%(c)

Portfolio Turnover Rate                 112.02%       1.14%     0.00%

Avg. Commission Rate paid               $0.0825          -         -
per Share

+ Per share net  investment  income  for the year  ended   December  31,
1995  has  been determined  on the  basis  of  the  weighted average number of shares  outstanding during the  period.
(a)  Total  investment return assumes  dividend  reinvestment and does not reflect the effect of sales charges.
(b)  Not annualized
(c)  Annualized.
(d)  Management Fee waivers reduced the expense ratios and increased net investment income by 1.87% in 1997,
                                            4.34% in 1996, and 3.14% in 1995.


RISK  FACTORS

     General.  All  investments  involve  risk.  There  can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase depending on a variety of factors  which may  affect the values and income generated by the Fund's
portfolio securities,  including general economic conditions,   market
factors  and  currency  exchange  rates.  Because  of  its investment policy,  the  Fund  may or  may  not be a  suitable  or  appropriate investment for all investors. The Fund is not a money market fund and is not an appropriate investment for those investors whose primary objective is principal
stability.   Although   the  Fund   seeks  to  reduce   risk, by investing
in a diversified portfolio,   such diversification does not eliminate all
risk. There are risk considerations other than those disclosed herein described in the SAI.

     Debt Obligations. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

     Foreign Investing. The Fund may invest in the securities of foreign issuers, but intends to limit any such investments to not more than 15% of its assets. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issues.
Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign broker commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investment, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).

     Possible Investment of Certain Assets in Specific Industry. As a matter of fundamental policy, the Fund may not purchase the securities of any issuer if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
Consistent with this policy, the Fund will limit its investment in equity securities of issuers having their principal business activity in the real estate industry, including securities of real estate investment trusts ("REITs") to less than 25% of its assets. In the event the Fund makes a significant investment in equity REIT securities, any prolonged downturn in the REIT securities market could have a negative impact on the Fund's assets and/or its overall performance. Certain of the general risks associated with investment in REITs may include cash flow dependency, inability to service debt and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, amended (the "Code").

INVESTMENT POLICIES

     TYPES OF INVESTMENTS. The Fund's investments include, but are not limited to, the equity and fixed income securities described below.

     Equity Securities. The Fund may invest in equity securities of domestic and foreign entities. For a general discussion of the equity securities in which the Fund may invest see "Fundamental and Other Investment Policies." With respect to foreign securities, the Fund may invest up to 15% of its total assets in U.S. dollar-denominated and non U.S. dollar-denominated securities
issued by foreign issuers.  While investments in foreign   securities   are
intended  to  reduce  risk  by   providing   further diversification,  such
investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. Foreign securities of the Fund are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rate and exchange control regulations. To manage this risk and to facilitate the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions. Although transactions in foreign currency may be used in attempting to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and may result in losses to the Fund.

     Fixed Income Securities. The Fund may invest in fixed income securities of any type that are considered investment grade (e.g., AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P"), or Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's) or if not rated, are of equivalent investment quality as determined by the Investment Advisor. Debt Securities within the top credit categories (e.g., AAA and AA by S&P) comprise what are generally known as high-quality bonds. Medium grade bonds (e.g., BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds. In light of the possible risks associated with an economic downturn, medium grade bonds are considered speculative in some respects. The Fund has no current intent to purchase any security which at the time of purchase is rated below investment grade or, if not rated, is not of equivalent investment quality. Such policy will not preclude the Fund from retaining a security whose credit quality is downgraded to a non-investment grade level after purchase. In no event will the Fund purchase or hold non-investment grade securities if as a result such securities would, in the aggregate, comprise 5% or more of the Fund's net assets.

     A fixed income security's yield reflects the fixed annual interest as a percent of its current price. This price (the fixed income security's market value) must increase or decrease in order to adjust the fixed income security's yield to current interest rate levels. Therefore, fixed income security prices generally move in the opposite direction of interest rates.

     Movements in interest rates typically have a greater effect on the prices of longer fixed income securities than on those with shorter maturities. The following table illustrates the effect of a one percentage point change in interest rates on a $1,000 bond with a 7% coupon.

                                                Principal value if rates:
                                    Maturity         Increase 1%    ecrease 1%
                                                                                          -----------
Intermediate fixed income security    5 years            $959        $1,043
Long-term fixed income security       20 years           $901        $1,116

     The other types of fixed income securities in which the Fund may invest include the securities described below.

     Asset-Backed Securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g. trade receivables). Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The Fund may invest in asset-backed securities which are rated in one of the two highest rating categories by a nationally recognized rating agency such as Standard & Poor's Corporation, Moody's Investors Services, Inc. or Duff & Phelps or if not so rated, of equivalent investment quality in the opinion of the Investment Advisor. Certain of the asset-backed securities in which the Fund may invest include automobile and credit card receivable securities. See the "Investment Objectives and Policies" section of the SAI for a more detailed discussion of asset-backed securities.

     Bonds. The quality of a bond is measured by credit risk--the ability of the issuer to meet interest and principal payments on a timely basis. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. High-quality bonds involve less credit risk and typically offer a lower yield than bonds of low quality.

     Convertible Securities and Preferred Stock. The Fund may invest in preferred equity securities and/or debt and equity securities convertible into or exchangeable for common equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after debt owners. It is not anticipated that the investment quality of the preferred equity or debt convertible securities in which the Fund may invest will be rated; however, teh Fund will not invest in securities that the Investment Advisor does not deem to be investment grade.

     Mortgage Obligations. The Fund may invest in mortgage obligations issued or guaranteed by non-governmental entities as well as the U.S. Government, its agencies or instrumentalities. Such mortgage obligations may include, but are not limited to, collateralized mortgage obligations, which are obligations fully collateralized by a portfolio of mortgages  or  mortgage-related
securities  ("CMOs"),   principal  obligations ("POs"), interest obligations
("IOs") and other mortgage-backed securities. Some mortgage-backed securities, such as GNMA cetificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. Risks associated with investment in mortgage obligations include, but are not limited to, principal volatility, fluctuations in interest rates and prepayment. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments in the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities, which prepayments could have an adverse impact on the Fund's overall yield. CMOs may also be less marketable than other securities.

     Other Fixed Income Securities. Certain of the other fixed income securities in which the Fund may invest include, but are not limited to, the following:
U.S. Government Obligations (debt securities issued by the U.S. Treasury); U.S. Government Agency Securities (securities issued or guaranteed by U.S.
Government  sponsored  enterprises  and federal  agencies);   Bank
Obligations   (certificates  of  deposit,   bankers' acceptances,  and other
debt obligations); and Savings and Loan Obligations (negotiable certificates of deposit and other debt obligations of savings and loan associations).

     Hybrid Instruments. As part of its investment program and to maintain greater flexibility, the Fund may invest in instruments which have the characteristics of futures and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. Examples of hybrid instruments in which the Fund may invest include swaps, options on swaps and inverse floaters. The risks of such investments would reflect both the risks of investing in futures and the risks of investing in securities, including volatility and illiquidity. The Fund's investments in hybrid instruments will be limited to less than 5% of the Fund's net assets.

     Other Securities. Other securities in which the Fund may invest include, but are not limited to, the following:

     Futures Contracts and Options. The Fund may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock and currency  markets.  The Fund will limit its use of futures contracts so that no more than 5% of the Fund's total assets would be committed to initial margin deposits or premiums on such contracts.  The Fund may write covered call and put options and purchase put and call options on securities, financial indices, and currencies, also for hedging purposes. The aggregate market value of the Fund's portfolio securities or currencies covering call or put options will not exceed 25% of the Fund's net assets. Futures contracts and options can be highly volatile and could result in reduction of the Fund's total return, and the Fund's attempt to use such investments for hedging purposes may not be successful. The Fund could suffer substantial and even unlimited losses if the prices of its futures contracts and options were poorly  correlated with its other  investments,  or if it could not close out its position because of an illiquid  secondary market.  For additional information  regarding the
risks that may be associated  with  futures  contracts  and  options,   see
"Investment Objective and Policies - Special Risks of Transactions in Futures
 Contracts" in the SAI.

     Repurchase Agreements. The Fund may enter into repurchase agreements with a well-established securities dealer or a bank that is a member of the Federal Reserve System. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund may experience costs and delays in liquidating the underlying security which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

FUNDAMENTAL  AND OTHER  INVESTMENT  POLICIES

     Fundamental Investment Policies. As a matter of fundamental policy, the Fund will not, among other things: (i) purchase a security of any issuer if, as a result, it would (a) cause the Fund to have 25% or more of its total assets concentrated in any one industry, or (b) with respect to 75% of its assets, cause the Fund's holdings of any issuer to amount to more than 5% of the Fund's total assets or cause the Fund to own more than 10% of the outstanding voting securities of any issuer, provided that, as an operating policy, the Fund will not purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (ii) borrow money, except temporarily from banks to facilitate redemption requests, in amounts exceeding 30% of its total assets valued at market; or (iii) in any manner transfer as collateral for indebtedness any securities owned by the Fund except in connection with permissible borrowings, which in no event will exceed 30% of the Fund's total assets valued at market. For the purpose of realizing income, as a fundamental policy, the Fund may lend securities with a value of up to 30% its total assets to domestic broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned; however, such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. See "Investment Restrictions - Fundamental Policies" in the SAI.

     Other Investment Policies. As a matter of operating policy, the Fund will not, among other things: (i) purchase securities of an issuer if, as a result,
(a) more than 10% of the value of the Fund's net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days, or other securities which are not readily marketable or (b) more than 5% of the value of the Fund's total assets would be invested  in the  securities  of  unseasoned issuers  which at the time of purchase have been in operation for less than three years, including predecessors and unconditional guarantors; (ii) purchase securities when money borrowed exceeds 5% of the Fund's total assets; (iii) purchase or hold the  securities of other investment  companies  if, as a result:  (a)
the Fund  owns,  in the  aggregate, more than 3% of the total outstanding voting  stock  in such  investment  companies;  (b)  securities  issued  by such investment  companies  are in  excess  of 5% of the  value of the
Fund's total assets; or (c) more than 10% of the value of the Fund's assets would be invested in such investment companies; (i other mineral exploration or development programs; (v) purchase warrants, valued at the lower of cost or market, if, as a result, more than 5% of the value of the Fund's net assets would be invested in warrants, more than 2% of which are not  listed on the New  Exchange  or Nasdaq National Market, and (vi)
purchase POs and IOs, if, as a result, more than 5% of the value of the
Fund's net assets would be invested in POs and IOs. The Fund may acquire illiquid securities which are privately placed, subject to the forego active trading market may not exist for such securities, the sale of any such privately placed securities may be subject to delay and additional costs. In addition, the Fund may purchase securities which while privately placed, are eligible for purchase and s Securities Act of 1933, as amended (the "Act"). The liquidity of Rule 144A securities would be monitored, and, if as a result of changed conditions it is determined by the Board of Directors of the Fund that a Rule 144A security is no longer liquid, the Fund' would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. In any event, the Fund will not purchase 144A securities if, as a result, more than 5% of the value of invested in 144A securities. In addition, the Fund may establish and maintain cash reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. For a discussion of the Fund's temporary defensive strategy see "Investmen invested in domestic and foreign money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt issues, and repurchase agreements.

     Portfolio Turnover. Generally, the Fund does not intend to purchase securities for short-term trading; however, when circumstances warrant, securities may be sold without regard to the length of time held. The Fund cannot accurately predict its annu the equity or fixed income portion of its portfolio; however, for the period from January 1, 1997 to December 31, 1997, the Fund's portfolio turnover rate was 112.02%.

     Further Information. The Fund's investment program and policies, discussed above, are subject to further restrictions and risks which are described in the SAI. The Fund's investment objective and investment program, unless otherwise specified, are n changed without stockholder approval. Stockholders will be notified of any material change in such program. Fundamental policies may be changed only with stockholder approval.

PERFORMANCE  INFORMATION

     Total Return Performance. The Fund may advertise total return figures on both a compound average annual and cumulative basis. Cumulative total return compares the amount invested at the beginning of a period with the amount redeemed at the end of th all dividends and capital gain distributions. The compound average annual total return, derived from the cumulative total return figure, indicates a yearly average of the Fund's performance. The annual compound rate of return for the Fund may vary from its average annual return.

     Total Return Components. The total return from the Fund consists of the change in its net asset value per share and the income it generates. The net asset value of the Fund will be affected primarily by changes in stock values and interest rate levels, the maturity and credit quality of the Fund's debt securities, as well as changes in the values of foreign currencies.

     Yield. The Fund may advertise a yield figure derived by dividing the Fund's net investment income per share (as defined by applicable SEC regulations) during a 30-day base period by the maximum offering price on the last day of the base period.

HOW TO BUY SHARES

     Shares of the Fund may be purchased on any Business Day (as defined below) at the offering price through any broker which has a dealer agreement with Rupay-Barrington Securities+, the Principal Underwriter of the Fund's shares, or directly from Rupay-a completed New Account Form and a check made payable to Rupay-Barrington Total Return Fund, by the Fund's transfer agent, Fund Services Inc., ("FSI") 1500 Forest Avenue, Suite 111, Richmond, VA 23229, Attention:
Rupay-Barrington Total Return Fund. A "Busines York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Richmond (the "FRB") is open for business. The minimum initial purchase order is $250 with subsequent investments of $25 or more.

     With respect to telephone orders placed with Rupay-Barrington Securities by dealers, the dealer must receive the investor's order before the close of the NYSE and transmit it to FSI by 4:00 p.m., Eastern Standard Time ("E.S.T."), for the investor to r Payment for such orders must be by check in U.S. currency and must be promptly submitted to Rupay-Barrington Securities c/o FSI, P.O. Box 26305, Richmond, VA 23260-6305.

     Orders mailed to Rupay-Barrington Securities c/o FSI by dealers or individual investors are effected at the offering price next computed after the purchase order accompanied by payment has been received by FSI. Such payment must be by check in U.S. currency drawn on a commercial bank in the U.S.
Any subscription may be rejected by Rupay-Barrington Securities or by the Fund.

     Investors should promptly check the confirmation advice that is mailed after each purchase (or redemption) to insure that it has been accurately recorded in the investor's account.

     Cumulative Quantity Discount. The schedule of reduced sales commissions also may be applied to qualifying sales on a cumulative basis. For this purpose, the dollar amount of the sale is added to the higher of: (i) the value (calculated at the appli purchase price of any other shares of the Fund owned at that time by the investor. For example, if the investor held shares valued at $40,000 (or, if valued at less than $40,000, had

---------
++Rupay-Barrington may recommend brokers who have dealer agreements with Rupay-
  Barrington Securities for potential stockholders residing in states in which Rupay-Barrington Securities is nto registered.


been purchased for $40,000) and purchased an additional $20,000 of the Fund' $20,000 purchase would be at the rate of 5.00%. It is Rupay-Barrington Securities' policy to give investors the best sales commission rate possible; however, there can be no assurance that an Investor will receive the appropriate discount unless, at the time investor or the dealer makes a request for the discount and gives Rupay-Barrington Securities sufficient information to determine whether the purchase will qualify for the discount. On telephone orders from dealers for the purchase of shares to be registered dealer's instructions with respect to the applicable sales commission rate to be applied. The cumulative quantity discount may be amended or terminated at any time. Any money market funds which may be offered now or in the future will not qualify for the cum Stockholder Services - Exchange Privileges, page 22).

     Letter  of  Intent.   Investors  may  also  reduce  sales  charges  on  all
investments by means of a Letter of Intent ("LOI") which expresses the investor's intention to invest a certain amount within a 13-month period in the Fund's shares. See the New Accoun investment under an LOI is 5% of the total LOI amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purcha involuntarily redeemed to pay the additional sales charge, if necessary. Such escrowed Shares will be registered in the Stockholder's name and will continue to earn any dividends and capital gains paid by the Fund. Dividends declared on escrowed shares will otherwise instructed by the stockholder. The escrowed Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchase in determining whether the LOI has originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of the purchase. The Stockholder must instruct the transfer agent upon making subsequent purchases that such purchases are subject to an LOI. All dividends and invested in additional Shares are applied to the LOI.

     Group Purchases. An individual who is a member of a qualified group may also purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously p plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of the Fund shares and now were investing $25,000, the sales charge would be 4.00%. Information concerning the current sales charge a by contacting Rupay Barrington Securities at 1-800-469-7220.

     A "qualified group" is one which: (i) has been in existence for more than six months; (ii) has a purpose other than acquiring Fund shares at a discount; and (iii) satisfies uniform criteria which enable Rupay-Barrington Securities to realize economie distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications at reduced or no cost to Rupay-Barrington Securities, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

     Net Asset Value Purchases. Shares of the Fund may be purchased at net asset value ("NAV") without imposition of a sales commission by the following persons:
(i) dealers who initiate and are responsible for purchases of $1 million or more; (ii) trust securities for certain retirement plans with assets of $10 million or more; (iii) directors, trustees and officers of the investment companies sponsored by Rupay-Barrington Financial and its affiliates (collectively, "The Rupay-Barrington Financial Group"), di (current or retired) in The Rupay-Barrington Financial Group (and their families), and retirement plans established by The Rupay-Barrington Financial Group for employees; (iv) companies exchanging shares with or selling assets to the Fund pursuant to a merger, dealers or brokers who have a sales agreement with Rupay-Barrington Securities for their own accounts, or for retirement plans for their employees or sold to registered representatives or full time employees (and their families) that certify to Rupay-Barringto that such purchase is for their own account (or for the benefit of their families); (vi) insurance company separate accounts; (vii) accounts managed by The Rupay-Barrington Financial Group affiliates; and (viii) certain unit investment trusts and unit holders distributions from the trusts in the Fund.

     Shares of the Fund may also be purchased at NAV by employee benefit plans qualified under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements with respect to number of e may be established by Rupay-Barrington Securities. Currently, those criteria require that the employer establishing the plan have 500 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund totals at l plans not qualified under
Section 401 of the Code may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups described above under "Group Purchases" which enable Rupay-Barrington Securities to re efforts and sales-related expenses.

     Shares of the Fund may be purchased at NAV by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity minimum requirements with respect to amount of purchase, which may be established by Rupay-Barrington Securities. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund must total at leas accounts will be accepted by mail accompanied by a check, or by wire transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

OPENING A NEW ACCOUNT AND PURCHASING SHARES

Minimum initial investment: $250

By Mail: Send your New Account Form and check by Regular, Express, Registered, or Certified Mail, to: Checks payable to Rupay-Barrington Total Return Fund Rupay-Barrington Total Return Fund Account Services c/o FSI 1500 Forest Avenue, Suite 111 Richmond, VA 23299

PURCHASING ADDITIONAL SHARES

Minimum subsequent investment: $25



Stockholder Services1 1-800-628-4077


By Wire:         Call Stockholder Services and use the Wire Address below.

                  Wire Address
                  (to give to
                  your bank):                Crestar Bank
                                             Richmond, VA
                                             ABA #051000020
                                             CREDIT:  201648180
                                             FURTHER CREDIT: Rupay-Barrington
                                             Total Return Fund Purchase Account

By Mail: Indicate your account number and the name of the Fund on your check. (Please use the additional investment portion (tear-off stub) from a confirmation statement.)


COMPLETING THE NEW ACCOUNT FORM

You must provide your Tax ID number and sicn the New Account Form.


     Tax Identification Number. We must have your correct social security or corporate tax identification number and a signed New Account Form or W-9 Form. Otherwise, federal law requires the Fund to withhold 31% of your dividends, capital gain distributions and upon redemption or exchanges of your shares and may subject you to a fine. You also will be prohibited from opening another account. If this information is not received within 60 days after your account is established, the Fund will begin withholding.



     Services. By signing up for services on the New Account Form, rather than after the account is opened, you will avoid having to complete a separate form and obtain a signature guarantee (See Conditions of Your Purchase - Signature Guarantees page 21 )

NET ASSET VALUE, PRICING AND EFFECTIVE DATE


     Net Asset Value Per Share (NAV). The NAV per share, or share price, for the Fund is determined at the close of trading normally 4:00 p.m. E.S.T. each day the New York Stock Exchange is open. The Fund's share price is calculated by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. Among other things, the Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at market as well as income accrued but not yet

If your order is received before 4:00 p.m. E.S.T., you will receive that day's NAV.

     Purchased shares are priced at that day's NAV plus sales charge if your request is received before 4:00 p.m. E.S.T. in good order. If received later than 4:00 p.m., shares will be priced at the next business day's NAV plus sales charge. We cannot a c particular date for purchase or which specify any special conditions.

     Redemptions are priced at that day's NAV if your request is received before 4:00 p.m. E.S.T. in good order. If received after 4:00 p.m., shares will be priced at the next business day's NAV. Requests mailed directly to the Fund must be forwarded to effective until received there in good order. Also, we cannot accept requests which specify a particular date for redemption or which specify any special conditions. If your redemption request cannot be accepted, you will be notified and given further instructions.

     The Fund reserves the right to change the time at which purchases, redemptions and exchanges are priced if the New York Stock Exchange closes earlier than 4:00 p.m. E.S.T.

REDEEMING SHARES

     By Phone: Call Stockholders Services at 1-800-628-4077. If you find our phones busy during unusually volatile markets, please consider placing your order by express mail.

     Redemption proceeds can be mailed or wired to your bank. The Fund's bank charges a $10.00 fee for all wire redemptions, subject to change without notice. Your bank may also charge you for receiving wires.

     By Mail: Indicate account name(s) and numbers, fund name(s), and exchange or redemption amount. For exchanges, mail to the attention of the Fund you are exchanging from and indicate the Fund(s) you are exchanging to (See Stockholder Services -- Exch signature of all owners exactly as registered, and possibly a signature guarantee (See Conditions of Your Purchase - Signature Guarantees, page 21).

     Note: Distributions from retirement accounts, including IRAs, must be in writing. For employer-sponsored retirement accounts, call Stockholder Services or your plan administrator for instructions.

     Repurchase of Shares. The Fund, through Rupay-Barrington Securities, also repurchases shares through securities dealers. The Fund normally will accept orders to repurchase such shares by wire from dealers for their customers at the NAV next computed stockholder's request for repurchase, if the dealer received such request before closing time of the NYSE on that day. Dealers have the responsibility of submitting such repurchase requests by calling not later than 4:00 p.m. E.S.T. on such day in order to ob price. Repurchase of shares is for the convenience of stockholders and does not involve a charge by the Fund;
however, securities dealers may impose a charge on the stockholder for transmitting the notice of repurchase to the Fund. The Fund reserves the righ which right of rejection might adversely affect stockholders seeking redemption through the repurchase procedure; however, such stockholders may redeem shares other than through repurchase. Ordinarily payment will be made to the securities dealer within seven order in "Good Order" as set forth above. The Fund will also accept, from member firms of the NYSE, orders to repurchase shares by wire or telephone with a redemption request signed by the stockholder, provided the member firm indemnifies the Fund and Rupay-B liability resulting from the absence of the stockholder's signature. Forms for such indemnity agreement can be obtained from Rupay-Barrington Securities.

     Stock Certificates. To facilitate redemptions and transfers, stockholders will not receive stock certificates. Call Stockholder Services for further information.

     Systematic Withdrawal Plan. Stockholders owning $10,000 or more of the Fund shares may elect to have periodic redemptions from his account to be paid on a monthly basis. The minimum periodic payment is $50. A sufficient number of shares to make the on the 25th day of the month. Redemptions for the purpose of making such payments may reduce or even exhaust your account if the monthly redemption payments exceed the dividends, interest and capital appreciation, if any, on your shares. A stockholder may re predesignated bank or other designated party.

     Amounts paid to you pursuant to the Systematic Withdrawal Plan are not a return on your investment. Payments to you pursuant to the Systematic Withdrawal Plan are derived from the redemption of shares in your account and are taxable transactions on w for Federal, state and city income tax purposes.

RECEIVING YOUR PROCEEDS

     Generally, redemption proceeds will be mailed to the address you designated on your New Account Form or wired to your bank the next business day after receiving your redemption request in good order. In addition, under unusual conditions, or when dee Fund, redemption proceeds may not be sent for up to seven calendar days after your request is received to allow for the orderly liquidation of securities. Requests by mail for wire redemptions (unless
previously   authorized)  must  have  a  signature   guarantee.

DIVIDENDS  AND DISTRIBUTIONS

     The Fund normally distributes all net income and capital gains to stockholders. Dividends from net investment income will be declared and paid quarterly. Distributions from capital gains, if any, are normally declared in December and paid in early J declared by the Fund will be reinvested unless you choose an alternative payment option on the New Account Form. Dividends not reinvested are paid by check or ACH transfer. Your bank must be a member of the National Automatic Clearing House Association. If your check, then your dividends will be held by the Fund and will not be reinvested.

CONDITIONS  OF YOUR PURCHASE

     Account Balance. If, as a result of redemptions, your account drops below $250 for three months or more, the Fund has the right to close your account, after giving 60 days notice, unless you make additional investments to bring your account value to $250 or more.

     Nonpayment. If your check or wire does not clear, you will be responsible for any loss the Fund incurs. If you are already a stockholder, the Fund can redeem shares from any identically registered account in this Fund as reimbursement for any loss incurred.

     Non-U.S. Bank Checks. Checks drawn on foreign banks must be in U.S. dollars and have the routing number of the U.S. bank indicated on the check.

     Redemptions in Excess of $250,000. Redemption proceeds are normally paid in cash. However, if you redeem more than $250,000, or 1% of the Fund's net assets, in any 90-day period, the Fund may in its discretion: (i) pay the difference between the re $250,000 or 1% of the Fund's assets with securities owned by the Fund; or (ii) delay the transmission of your proceeds for up to five business days (but in no event more than seven calendar days) after your request is received. In the event the Fund elects to proceeds with Fund securities, you will bear the market risk associated with the ownership of such securities and the brokerage costs associated with the disposition of any such securities.


     Signature Guarantees. A signature guarantee is designed to protect you and the Fund by verifying your signature. You will need a signature guarantee to:

     (1)  Establish  certain  services  after the account is opened.
     (2) Redeem over $5,000 by written request if you do not have telephone redemption services.
     (3) Redeem or exchange shares when someone who is not a registered owner of the account will receive the proceeds, or when proceeds are being sent to a bank account not listed on your fund account.
     (4)  Transfer  shares to another owner.
     (5)  Send us written instructions asking us to wire redemption proceeds.

     These  requirements  may  be  waived  or  modified  in  certain  instances.


     "Eligible guarantors" are: national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; national securities exchanges, registered securities associations an dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers. We cannot accept guarantees from institutions or individuals who do not provide reimbursement in the case of fraud, such as notary public.

     Fifteen-Day Hold. The mailing of proceeds on redemption requests involving any Shares recently purchased by personal, corporate or government check may be delayed by the Fund's Transfer Agent for a period of up to 15 calendar days after the purchase check has cleared or funds have been received. Proceeds of redemption requests sent by mail or telegram will be mailed no later than the seventh day following receipt unless the check has not cleared. The clearing period does not apply to purchases made by wire or cashier's treasurer's or certified checks.

     The Fund and its agents reserve the right to: (i) reject any purchase or exchange and cancel any purchase due to nonpayment; (ii) waive or lower the investment minimums; (iii) accept initial purchases by telephone or telegram;
(iv) waive the limit on (v) reject any purchase or exchange prior to receipt of the confirmation statement; (vi) redeem your account (see Tax Identification Number); and (vii) modify the conditions of purchase at any time.

STOCKHOLDER SERVICES

     The following is a brief summary of our services, some of which may be restricted or unavailable to retirement plan accounts. Services may be modified at any time without notice.

Be sure to sign up for all  telephone  services on the New Account Form.

     Exchange Privileges. Shares of one Fund may be exchanged for shares of other Rupay-Barrington Funds, if any. Exchanges of shares will be made at their relative net asset values. Shares may only be exchanged if the amount being exchanged satisfies the minimum investment required and the stockholder is a resident of a state where shares of the appropriate Fund are qualified for sale. Investors should note that an exchange may result in a taxable event. Exchange privileges may be terminated, modified or suspended by the Fund upon 60 days' notice to stockholders.

     Telephone Exchange and Redemption Services. All telephone calls to Stockholder Services, including transaction-related calls, are recorded in order to protect you, the Fund, and its agents. You may elect to effect exchanges or redemptions by telepho exchange or redemption services, you authorize us to: (i) redeem or exchange shares from your account based on any instructions believed to be genuine; and (ii) honor any written instructions for a redemption or exchange without a signature guarantee (other t Guarantees). The Fund reserves the right to change or suspend these services upon 60 days prior written notice. The Fund and Rupay-Barrington Securities will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that a In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including reporting of instructions and requesting information as to account registration (such as the name in which an account is recent transactions in the account, and the accountholder's Social Security Number, address and/or bank). To the extent that the Fund fails to use reasonable procedures as the basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

     Automated Investment Program. If your bank is a member of the Automated Clearing House ("ACH") network, we offer a method of purchasing Fund Shares in amounts of $25 to $100,000 through automatic transfers from your bank account to your Fund account. any additional fees for automatic transfers, your bank may impose a fee for such services. See "Net Asset Value, Pricing and Effective Date" for additional information.

     Wire Transfers. Bank-Fund transfers can be made through bank wires (a $10.00 charge applies to all wire redemptions). While this is usually the quickest transfer method, the Fund reserves the right to temporarily suspend wires under unusual circumstances.


TAXES

Form 1099-DIV will be mailed to you in January

     Taxes on Dividends and Distributions. In January, the Fund will mail you Form 1099-DIV indicating the federal tax status of your dividends and capital gain distributions. Generally, dividends and distributions are taxable in the year they are paid. However, any distributions paid in January but declared during the prior three months are taxable in the year they are declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends and short-term capital gains are taxable as ordinary income; distributions from long-term capital gains are taxable as long-term capital gains. The capital gains holding period for such distributions is determined by the length of time the Fund has held the securities, not the length of time you owned Fund shares.

     Taxes on Foreign Transactions. Distributions resulting from the sale of foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income. The payment of foreign taxes will not be passed through to investo paid at the Fund level or offset against other taxes at the Fund level. If the Fund pays taxes to foreign governments during the year, the taxes will reduce the Fund's dividends.

     Taxes on Redemptions (Shares Sold or Exchanged). A redemption or exchange of Fund shares is treated as a sale for tax purposes which will result in a short or long-term capital gain or loss, depending on how long you have owned the shares. In January the Fund will mail you Form 1099-B ndicating the date of and proceeds from all sales and exchanges.

     Taxes on Undistributed Income and Gains. At the time of purchase, the Share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable, even though they represent a portion of the price you paid for your shares.

     Tax-Qualified Retirement Plans. Tax-qualified retirement plans generally will not be subject to federal tax liability on either distributions from the Fund or redemption of shares of the Fund. Rather, participants in such plans will be taxed when they begin taking distributions from the plans.

MANAGEMENT OF THE FUND

     Fund Advisor. Rupay-Barrington Advisors Inc., (the "Investment Advisor") a wholly owned subsidiary of Rupay-Barrington Financial manages the Fund's investments. The Investment Advisor has a limited operating history upon which investors may base an e the Fund. Investment decisions made by The Investment Advisor are made primarily by Fritz Bensler, President and Frederick A. Wolf, Senior Portfolio Manager. Mr. Bensler has 2 years of experience as an equity portfolio manager to individuals and institutions experience as an equity portfolio manager to individuals, governments, corporations, and pension and profit sharing plans.

     Board of Directors. The management of the Fund's business and affairs is the responsibility of the Fund's Board of Directors. The Board of Directors sets broad policies for the Fund and chooses its officers. The officers of the Fund manage its day - to day operations and are responsible to the Fund's Board of Directors.

     Investment   Services.    Rupay-Barrington    Securities   Corporation,   a
wholly-owned subsidiary of Rupay-Barrington Financial, is the distributor for this Fund.

     Transfer and Dividend Disbursing Agent. Fund Services Inc. ("FSI") serves the Fund as transfer agent and dividend disbursing agent. FSI's main office is in Richmond, Virginia and may be contacted at FSI, P.O. Box 26305, Richmond, Virginia 23260-6305.

     FSI will perform the transfer and dividend disbursing agent functions as well as: (i) certain stockholder services for all accounts, for which FSI may be paid fees totaling approximately $1,000 per month; (ii) and calculation of daily share price accounting records of the Fund, for which Commonwealth Fund Accounting, Inc. may be paid fees totaling approximately $1,250 per month.

FUND EXPENSES AND MANAGEMENT FEES

     Fund Expenses. Fund expenses include: the management fee; stockholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and stockholder reports; registra annual meeting expenses, if any; and directors' fees and expenses. In addition, the expenses of organizing, registering, and qualifying its shares under federal, state, and other securities laws will be charged to the Fund's operations, as an expense, over a period not to exceed 60 months.

     Rupay-Barrington Financial has agreed to bear any expenses for the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to average net assets to exceed 1.95%. This guarantee is not subject to later reimbursement.

     Management Fee. The Fund pays its Investment Advisor an investment management fee equal to .80% of the Fund's net assets ("Management Fee").

     Distribution Plan and Agreement. The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Fund to compensate Rupay-Barrington Securi expenses incurred by it in promoting the sale of shares of the Fund, reducing redemptions, and maintaining or improving services provided to stockholders by Rupay-Barrington Securities or dealers. The Plan provides for payments by the Fund to Rupay-Barrington 0.35% of the Fund's average net assets subject to the authority of the Fund's Board of Directors to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the made shall be determined from time to time by the Board of Directors. At present, the Board of Directors have approved payments under the Plan for the purpose of compensating Rupay-Barrington Securities for services provided and reimbursing Rupay-Barrington S payments made by it to dealers whose stockholder accounts with the Fund equal or exceed $500,000, as described below, subject to the overall limitation that payments under the Plan shall not exceed a maximum annual rate of .35% of average net assets. The Plan increase the costs which the Fund may bear for distribution pursuant thereto without stockholder approval.

Dealers whose stockholder accounts with the Fund equal or exceed $500,000 are paid a continuing trailer fee by Rupay-Barrington Securities at the annual rate of 0.25% of the value of the shares purchased in those stockholder accounts, as adjusted to r in order to promote selling efforts and to compensate dealers for providing certain services, including processing purchase and redemption transactions, establishing stockholder accounts and providing certain information and assistance with respect to the Fund.

THE FUND

     The Fund is a Maryland corporation organized in January 1994 and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment company, commonly known as a "mutual fund." A mutua stockholders to: (i) obtain professional management of investments, including the Investment Advisor's proprietary research; (ii) diversify their portfolio to a greater degree than would be generally possible if they were investing as individuals and thereby (iii) simplify the record keeping and reduce transaction costs associated with investments.

     Stockholder Rights. The Fund issues one class of capital stock, all shares of which have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations. Fractional shares have voting rights and participate in any distrib have no preemptive or conversion rights. When the Fund's shares are issued, they are fully paid and nonassessable. Shares of the Fund do not have cumulative voting rights. The Fund does not routinely hold annual meetings of stockholders. However, if stockh all votes of the Fund entitled to vote so desire, they may call a special meeting of stockholders of the Fund for the purpose of voting on the question of the removal of any director(s). The total authorized capital stock of the Fund consists of 1,000,000,000 $0.01. As of December 31, 1997, Rupay-Barrington Financial owned 8,782.296 shares of the Fund which represented approximately 4.14% of the Fund's total outstanding shares.


                              STATEMENT OF ADDITIONAL INFORMATION
                      Rupay-Barrington Total Return Fund, Inc. (the "Fund")

                                                      Part B

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's prospectus dated March 12, 1998, which may be obtained from Rupay-Barrington Securities Corporation, 1000
Ballpark Way, Suite 207A, Arlington, TX 76011 or by calling 1-800-628-4077.

         The date of this Statement of Additional Information is March 12, 1998.


































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                                             Intentionally Left Blank]


                                                 TABLE OF CONTENTS



INVESTMENT OBJECTIVE AND POLICIES..........................................1
         Investment Objective..............................................1
         Investment Program................................................1
                  Fixed Income Securities..................................2
                           U.S. Government Obligations.....................2
                           U.S. Government Agency Securities...............2
                           Bank Obligations................................2
                           Savings and Loan Obligations....................2
                           Asset-Backed Securities.........................3
                           Mortgage Obligations............................5
                  Options. ................................................6
                  Futures Contracts.......................................10
                  Lending of Portfolio Securities.........................16
                  Foreign Securities......................................17
                  Foreign Currency Transactions...........................17
                  Hybrid Commodity and Security Investments...............19
                  Private Placements (Restricted Securities)..............19
                  Repurchase Agreements...................................20
                  When-Issued Securities..................................21


RISK FACTORS..............................................................21
         General  ........................................................21
         Debt Obligations.................................................21
         Foreign Investing................................................21
         Possible Investment of Certain Assets in Specific Industry.......22


INVESTMENT RESTRICTIONS...................................................22
         Fundamental Policies.............................................22
         Operating Policies...............................................23
         Redemption in Kind...............................................24

MANAGEMENT OF FUND........................................................24
         Compensation of Executive Officers and Directors.................27


PRINCIPAL HOLDERS OF SECURITIES...........................................28


INVESTMENT MANAGEMENT SERVICES............................................29
         Management Fees..................................................29
         Limitation on Fund Expenses......................................29


DISTRIBUTOR FOR FUND......................................................30
         Sales Commission.................................................30
         Distribution Plan and Agreement..................................32


CUSTODIAN.................................................................32

PORTFOLIO TRANSACTIONS....................................................32


PRICING OF SECURITIES.....................................................34


DIVIDENDS.................................................................34


NET ASSET VALUE PER SHARE.................................................34


TAX STATUS................................................................35
         Taxation of Foreign Shareholders.................................35
         Foreign Currency Gains and Losses................................35


YIELD INFORMATION.........................................................36
         Investment Performance...........................................36


THE FUND'S CAPITAL STOCK..................................................38


FEDERAL AND STATE REGISTRATION OF SHARES..................................39


LEGAL COUNSEL.............................................................39


INDEPENDENT AUDITORS......................................................40


RATINGS OF CORPORATE DEBT SECURITIES......................................40



FINANCIAL STATEMENTS ....................................................F-1

                                         INVESTMENT OBJECTIVE AND POLICIES

         The following information supplements the discussion of the Fund's investment objective and policies discussed on pages 1 and 2 and 7 through 13 of the Prospectus. Unless otherwise specified, the investment program, restrictions and operating policies of the Fund are not fundamental policies and are subject to change by its Board of Directors without stockholder approval. However, stockholders will be notified of a material change in the investment program, restrictions or operating policies. The fundamental policies of the Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund; however, if holders of 50% or more of the shares are represented at a meeting of stockholders, such percentage must be at least 67% of the shares represented.

Investment Objective.

         The Fund invests in a diversified portfolio of equity securities (typically common stocks and securities which carry the right to buy common stocks) and fixed income securities (typically bonds and preferred stocks) with equity securities expected to usually represent approximately 80% of total Fund assets. The Fund is designed for investors primarily seeking potential for dividends and capital appreciation from equity securities as well as the income and relative principal stability from fixed-income securities.

         The Fund's share price will fluctuate with changing market conditions; therefore, your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. The Fund cannot guarantee it will achieve its investment objective.

Investment Program.

         The Fund invests in both stocks and bonds.

         The Fund is designed for investors primarily seeking the potential for dividend income from, and capital appreciation of, common stocks and the income and principal stability of bonds over the long term. The Fund's investment in common stocks is intended to provide sufficient capital growth to offset the erosive effects of inflation. For an IRA, retirement plan, or other long-term investment, the Fund offers an investment program which seeks to combine attractive returns with the benefits of broad diversification.

         To achieve its investment objective, the Fund will normally invest approximately 80% of its assets in equity securities (primarily common stocks) and the remainder in fixed income securities (primarily bonds). While this portfolio mix may vary depending on the Fund Investment Advisor's (as hereinafter defined) short-term and long-term assessments of market conditions, the Fund will not attempt to time short-term moves in the market. In no event will the Fund invest less than 50% or more than 80% of its assets in equity securities, except for the purpose of effecting temporary defensive strategies. The investment of Fund assets in fixed income securities (primarily bonds) adds diversification that may serve to lessen the volatility normally associated with funds dedicated primarily to investment in common stock. However, movements in interest rates may still affect the overall value of the Fund.

         The Fund's common stock investments will be concentrated primarily in established companies which are believed to exhibit good prospects for growth.

         Consistent with the investment program, the Fund may invest in equity securities issued by real estate investment trusts ("REITs"). Bond and other fixed income investments will include U.S. Treasury and agency securities, investment-grade (rated BBB or better) corporate securities, mortgage-backed securities and other types of fixed income investments. The average maturity of the Fund's fixed income investments will vary with economic conditions.

         The Fund's investment portfolio is managed by Rupay-Barrington Advisors, Inc. (the "Investment Advisor"). See "Management of Fund."

         Up to 15% of the Fund's assets may be invested in foreign securities, including sponsored American Depository Receipts ("ADRs"). The international component of the Fund's investment program is intended to increase diversification and provide the potential for higher returns with lower overall volatility.

1. Fixed Income Securities. Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

        A. U.S. Government Obligations. Debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

        B.    U.S.  Government  Agency  Securities.   Securities  issued  or
guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury.

         C.     Bank   Obligations.    Certificates   of   deposit,   bankers'
acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. The Fund will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign banks, the security is, in the opinion of the Investment Advisor, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such branches meet the foregoing requirements.

         D. Savings and Loan Obligations. Negotiable certificates of deposit and other debt obligations of savings and loan associations. The Fund will not invest in any security issued by a savings and loan association unless:
(i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and
(ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System.

         The Fund will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 10% of the value of its net assets would be invested in such securities or illiquid securities, including repurchase agreements maturing in more than seven days. (See Investment Restrictions beginning on page 22.)

         E. Asset-Backed Securities. As described in the Prospectus, the Fund may invest a portion of its assets in debt obligations known as "asset-backed securities" which are rated in one of the two highest rating categories by a nationally recognized rating agency such as Standard and Poor's Corporation, Moody's Investors Services, Inc. or Duff & Phelps, or if not so rated, of equivalent investment quality in the opinion of the Investment Advisor. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

         "Pass-through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "-Types of Credit Support," below.

         "Collateralized obligations" are asset-backed securities issued in the form of debt instruments and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         There are various types of credit support for asset-backed securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to providing advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

         While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

         "Automobile Receivable Securities" are asset-backed securities backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         "Credit Card Receivable Securities" are asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

         Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         Other Assets. The asset-backed securities backed by assets other than those described above may be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

         F.    Mortgage   Obligations.   The  Fund  may  invest  in  mortgage
obligations issued or guaranteed by non-governmental entities as well as the U.S. Government, its agencies or instrumentalities. Such mortgage obligations may include, but are not limited to, collateralized mortgage obligations, which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities ("CMOs"), principal obligations ("POs"), interest obligations ("IOs") and other mortgage-backed securities. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. Risks associated with investment in mortgage obligations include, but are not limited to, principal volatility, fluctuations in interest rates and prepayment. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments in the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities, which prepayments could have an adverse impact on the Fund's overall yield. CMOs may also be less marketable than other securities. The Fund will not invest in POs and IOs, if, as a result, more than 5% of the value of the Fund's net assets would be invested in POs and IOs.

2.       Options.

         Writing Covered Call Options. The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Investment Advisor's opinion, are not expected to make any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high grade debt obligations having a value equal to the fluctuating market value of the option securities or currencies. In order to comply with the requirements of the securities or currencies laws in several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call options or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call will be maintained in a segregated account of the Fund's custodian. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with a exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

         Writing Covered Put Options. The Fund may write covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The

Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. Government Securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance the current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies.

         Purchasing Put Options. The Fund may purchase put options on securities which give the Fund the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in value of its securities or currencies. An example of such use of put options is provided below.

         The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Investment Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

         The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remain equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

         To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing put and call options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and input options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This option will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Fund may purchase call options, on various securities which give the Fund the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

         Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price would result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

         Dealer Options. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contract party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the asset which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

         The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

         Federal Income Tax Treatment of Options. Certain option transactions have special tax results for the Fund. Listed non-equity options, including options on currencies will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the option. Gains or losses on unlisted currency options will not be subject to this treatment and will generally result in ordinary income or loss.

         In addition, losses on purchased puts and written covered calls, excluding "qualified covered call options" on equity securities, to the extent they do not exceed the unrealized gains on the securities or currencies covering the options, may be subject to deferral until the securities or currencies covering the options have been sold. The holding period of the securities covering these option will be deemed not to begin until the option is terminated. For securities covering a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security covering an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

3. Futures Contracts. The Fund may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

         Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell stock index futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities.

         Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Fund will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal stock index, interest rate and currency futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for these purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

         Regulatory Limitations. The Fund will engage in transactions in financial futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

         In accordance with CFTC regulations, as an operating, non-fundamental policy, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the market value of the Fund's total assets; provided, however, that in the case of an option that is in the money at the time of purchase, the in the money amount may be excluded in calculating the 5% limitation. In instances involving the purchase of futures contracts and options thereon (less any related margin deposits), amounts will be deposited in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby limiting amounts leveraged by the Fund in its use of such futures contracts and options. The segregated account the Fund maintains with the custodian to cover its futures or options positions will consist of cash, U.S. government securities or other liquid high-grade debt securities that, when added to the amounts or premiums deposited with respect to the futures contract or option, are equal to the market value of the underlying security not otherwise covered.

         As an alternative to bona fide hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of: (i) cash set aside in an identifiable manner or short-term U.S. securities segregated for this purpose;
(ii) cash  proceeds on existing  investments  due within  thirty (30) days;  and
(iii) accrued profits on the particular futures contract or option thereon.

         In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

         Trading in Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (units of a stock index, debt security or currency) for a specified price, date, time and place designated at the time the contract is made.

Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position; entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

         For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase), so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

         These subsequent payments, called variation margin, to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

         Although interest and currency futures contracts, by their terms, typically require actual future delivery of and payment for financial instruments or currencies, while stock index futures settle in cash, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transactions with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract; thus, the Fund could be required to make daily cash payments of variation margin. In addition, the inability of the Fund to enter into an offsetting transaction to close out its position could subject the Fund to substantial losses.

         As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one contract or September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

         Special Risks of Transactions in Futures Contracts

         Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

         Most United States futures exchanges have established limits in the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract an amount of money market instruments equal in value to the current value of the underlying instrument, less the margin deposit.

         Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or gain.

         Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities or currencies, the Fund would continue to hold securities or currencies subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities or currencies, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities or currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of securities or currencies which are the subject of the hedge. The Investment Advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its or their judgment, will have significant correlation with movements in the prices of the Fund's portfolio securities or currencies sought to be hedged.

         Successful use of futures contracts by the Fund for hedging purposes is also subject to the ability of the Investment Advisor to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index or indices, securities or currencies on which the futures are written might advance and the value of securities or currencies held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its portfolio securities or currencies. However, while this might occur to a certain degree, the Investment Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the securities or currencies underlying the futures, which are intended to correlate to the price movements of the portfolio securities or currencies sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting securities or currencies held in its portfolio) and prices instead increased, the Fund would lose part of all of the benefit of increased value of those securities or currencies that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities or currencies to meet daily variation margin requirements. Such sales of securities or currencies might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell securities or currencies at a time when it would be disadvantageous to do so.

         In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contract and the portion of the portfolio being hedged, the price movements of future contracts might not correlate perfectly with price movements in the underlying stock index, security or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirement in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Advisor might not result in a successful hedging transaction over a very short time period.

         Options on Futures Contracts. Options on futures are similar to options on securities or currencies except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position in the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

         Special Risks of Transactions in Options on Futures Contracts. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, securities, currencies or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities or currencies,; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange for the options (or in the class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Federal Tax Treatment of Futures Contracts. Generally, the Fund is required, for federal income tax purposes, to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss recognized with respect to a futures contract will generally be 67% long-term capital gain or loss and 33% short-term capital gain or loss, without regard to the holding period of the contract.

         Futures contracts which are intended to hedge against a change in the value of securities or currencies may be classified as "mixed straddles," in which case the recognition of losses may be deferred to a later year. In addition, sales of such futures contracts on securities or securities indexes may affect the holding period of the hedged security and, consequently, the nature of the gain or loss on such security on disposition.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent to which net gain realized from futures contracts on currencies is qualifying income for purposes of the 90% requirements. In addition, gains realized on the sale or other disposition of securities, including futures contracts on securities or securities indices and, in some cases, currencies, including futures contracts on currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would other wise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         The Fund will distribute to stockholders annually any net gains which have been recognized for federal income tax purposes from futures transactions (including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of ordinary income or capital gains realized on the Fund's other investments. Stockholders will be advised of the nature of the payments.

         Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of foreign board of trade. Neither the National Futures Associates nor any domestic exchange regulates activities of any foreign board of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

         Additional Futures Contracts. Although the Fund has no current intention of engaging in financial futures transactions other than those described above, it reserves the right to do so. Such futures trading might involve risks which differ from those involved in the futures and options described above.

4.       Lending of Portfolio Securities.

         For the purposes of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy. Securities loans will be made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent market to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. The cash collateral received by the Fund will be invested only in money market securities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Advisor to be of good standing and will not be made unless, in the judgment of the Investment Advisor, the consideration to be earned from such loan would justify the risk.

5.       Foreign Securities.

         The Fund may invest up to 15% of its total assets in U.S. dollar-denominated and non U.S. dollar-denominated securities issued by foreign issuers. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

6.       Foreign Currency Transactions.

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when the management of the Fund believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in to the longer term investment decisions made with regard to overall diversification strategies. However, management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the same of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Fund's dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. In instances involving the purchase of forward foreign currency exchange contracts, amounts will be deposited in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed, thereby limiting amounts leveraged by the Fund in its use of such forward contracts. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future risk of loss due to a decline in the value of the hedged currency, and, at the same time, tends to limit any potential gain which might result from an increase in the value of that currency.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the cost of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resale that currency to the dealer.

7.       Hybrid Commodity and Security Investments.

         Recently, instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Examples of hybrid instruments in which the Fund may invest include swaps, options on swaps and inverse floaters.

         The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. (See the discussion of risks associated with transactions in futures contracts beginning on page 13 and forward contracts beginning on page 17). Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Fund and the seller of the Hybrid Instruments, the creditworthiness of the contra party to the transaction would be a risk factor which the Fund would have to consider. Because Hybrid Instruments are illiquid, any investment in such instruments is subject to the Fund's restriction of investing no more than 10% of its assets in illiquid securities. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, or the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

8.       Private Placements (Restricted Securities)).

         The Fund may invest in restricted securities (privately placed debt securities) and other securities without readily available market quotations but will not acquire illiquid securities, including repurchase agreements which do not provide for payment within seven days, if as a result they would comprise more than 10% of the value of the Fund's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 as amended (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a securities under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Fund may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Investment Advisor, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 10% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Investment Advisor will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Advisor could consider the: (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of ule 144A securities would be monitored, and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. In any event, the Fund will not purchase 144A securities if, as a result, more than 5% of the value of the Fund's net assets would be invested in 144A securities.

9.       Repurchase Agreements.

         The Fund may enter into repurchase agreements through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing its rights.

10.      When-Issued Securities.

         The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Such when-issued securities may be sold prior to the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain (and mark-to-market) liquid assets such as cash, U.S. government securities or other appropriate high-grade debt obligations equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

                                                   RISK FACTORS

         General. Because of its investment policy, the Fund may or may not be a suitable or appropriate investment for all investors. The Fund is not a money market fund and is not an appropriate investment for those investors whose primary objective is principal stability. There is risk in all investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve these results. The Investment Advisor has not previously managed and does not currently manage the assets of another investment company. See "Management of the Fund" and "Investment Management Services."

         Debt Obligations. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

         Foreign Investing. The Fund may invest in the securities of foreign issuers, but intends to limit any such investments to not more than 15% of its assets. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issues. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign broker commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investment, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).

         Possible Investment of Certain Assets in Specific Industry. As a matter of fundamental policy, the Fund may not purchase the securities of any issuer if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Consistent with this policy, the Fund will limit its investment in equity securities of issuers having their principal business activities in the real estate industry, including securities of real estate investment trusts ("REITs") to less than 25% of its assets. In the event the Fund makes a significant investment in equity REIT securities, any prolonged downturn in the REIT securities market could have a negative impact on the Fund's assets and/or its overall performance. Certain of the general risks associated with investment in REITs may include cash flow dependency, inability to service debt and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code").

                                              INVESTMENT RESTRICTIONS

         Fundamental policies of the Fund may not be changed without the approval of the lesser of: (i) 67% of the Fund's shares present at a meeting of Stockholders if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the Fund's outstanding shares. Other restrictions, in the form of operating policies, are subject to change by the Fund's Board of Directors without stockholder approval.
Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.
(See also "Fundamental and Other Investment Policies" in the Prospectus beginning at Page 11).

         Fundamental Policies.

         As a matter of fundamental policy, the Fund may not:

         1 Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding
                  30% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (3) below;

         2 Commodities. Purchase or sell commodities or commodity contracts, except that it may: (i) enter into futures contracts and options on futures contracts, subject to (3) below; (ii) enter into forward foreign currency exchange contracts, so long as no more than 5% of the Fund's total assets are invested in forward foreign currency exchange contracts (although the Fund does not consider such contracts to be commodities); and (iii) invest in instruments which have the characteristics of both futures contracts and securities;

                  Futures Contracts. Enter into a futures contract or an option thereon, although the Fund may enter into financial and currency futures contracts or options on financial and currency futures contracts;

         4 Industry Concentration. Purchase the securities of any issuer if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

         5 Loans. Make loans, although the Fund may: (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed bonds, debentures, notes and other debt securities and purchase debt securities in private placements; and (iii) lend portfolio securities;

         6 Margin. Purchase securities on margin, except that the Fund may use short-term credit necessary for clearance of purchases of portfolio securities and make margin deposits in connection with futures contracts, subject to (3) above;

         7 Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and then such mortgaging, pledging or hypothecating may not exceed 30% of the Fund's total assets valued at market at the time of the borrowing;

          8 Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities;

          9 Percent Limit on Share Ownership of Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) provided that, as an operating policy, the Fund will not purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

         10 Real Estate. Purchase or sell real estate or real estate limited partnerships (although it may purchase securities secured by real estate or interests therein, or issued by REITs (whether organized as corporations or as trusts) which invest in real estate or interests therein);

         11        Senior Securities.  Issue senior securities;

         12 Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program;

     Operating Policies. As a fundamental policy, the Fund may not invest in companies for the purpose of exercising management or control.

         Under the Investment Company Act of 1940, the Fund may not invest in any securities of any issuer which, in its most recent fiscal year, derived more than 10% gross revenues from "securities related activities," as defined by rules of the Investment Company Act of 1940, unless certain conditions are met. As a result of these restrictions, the Fund may not invest in the securities of certain banks, broker-dealers and other companies in foreign countries. If the Fund finds that this restriction prevents it from pursuing its investment objective, it may apply to the SEC for an order which would permit it to acquire such securities, but no assurance can be given that any such order will be granted. It is also possible the law in this area will change, in which case the Fund could have greater flexibility in the purchase of the securities of foreign banks, broker-dealers, and other companies.

         As a matter of operating policy, the Fund will not, among other things:
(i) purchase securities of an issuer if, as a result, (a) more than 10% of the value of its net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days, or other securities which are not readily marketable or (b) more than 5% of the value of the Fund's total assets would be invested in the securities of unseasoned issuers which at the time of purchase have been in operation for less than three years, including predecessors and unconditional guarantors; (ii) purchase securities when money borrowed exceeds 5% of the Fund's total assets;
(iii) purchase or hold the securities of other investment companies if, as a result: (a) the Fund owns, in the aggregate, more than 3% of the total outstanding voting stock in such investment companies; (b) securities issued by such investment companies are in excess of 5% of the value of the Fund's total assets; or (c) more than 10% of the value of the Fund's assets would be invested in such investment companies; (iv) purchase interests in oil, gas or other mineral exploration or development programs; (v) purchase warrants, valued at the lower of cost or market, if, as a result, more than 5% of the value of the Fund's net assets would be invested in warrants, more than 2% of which are not listed on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market; and (vi) purchase POs and IOs, if, as a result, more than 5% of the value of the Fund's net assets would be invested in POs and IOs.

         Redemption in Kind. In the unlikely event a stockholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees generally would be incurred by the stockholder in the subsequent sale of such securities.

                                                MANAGEMENT OF FUND

         The directors and executive officers of the Fund are listed below. The address of each of Messrs. Bensler, Wolf, Mao and Holman is c/o The Rupay-Barrington Financial Group, Inc., 1000 Ballpark Way, Suite 302, Arlington, TX 76011 ("Rupay-Barrington Financial"). The addresses of Messrs. Newman and Wilkerson and Ms. Champine are 5429 Dana Point Drive, Arlington, TX 76017, 5518 Oak Branch Drive, Arlington, TX 76016 and 3516 Beagle Drive, Commerce, MI 48382, respectively. In the list below, the Fund's directors who are considered "interested persons" of Rupay-Barrington Financial, as defined under Section 2(a) (10) of the Investment Company Act of 1940 are noted with an asterisk(*). These directors are referred to as inside directors by virtue of their directorship and/or employment with Rupay-Barrington Financial. No family relationship exists between the persons listed below.

Name                           Position
Fritz Bensler                  President
Frederick A. Wolf*             Treasurer and Director
Larry S. Mao                   Senior Vice President - Operations and Secretary
Dixon R. Holman                Vice President
Bradley D. Newman              Director
Glen Wilkerson                 Director
Judy A. Champine               Director


     Fritz Bensler (age 41) is President of the Fund and President and Portfolio Manager for Rupay- Barrington Advisors, a subsidiary of Rupay-Barrington Financial. From November 1995 until joining Rupay-Barrington Advisors in January 1997, Mr. Bensler was an equity security analyst and portfolio manager for JPJ Investment Management, Inc. ("JPJ"). From 1993 until joining JPJ, Mr. Bensler was a self-employed consultant. Mr. Bensler was a financial analyst with Martin Marietta Corp. from 1984 to 1991 where he analyzed sales and expense data for a division of the company. Mr. Bensler was a senior accountant for Pryor & Associates, P.C., C.P.A., a public accounting firm, from 1980 to 1984. Mr. Bensler received a CPA certificate from the state of Colorado in 1983. Mr. Bensler received a Masters of Business Administration degree from Texas Christian University in 1993 and a Bachelor of Science degree in accounting from the University of Northern Colorado in 1980. Mr. Bensler is a member of the Denver Society of Security Analysts.

     Frederick A. Wolf (age 45) is Treasurer and a Director of the Fund and Senior Portfolio Manger for Rupay-Barrington Investment Advisory Services, Inc. and Rupay-Barrington Advisors, both of which are subsidiaries of Rupay-Barrington Financial. Mr. Wolf was employed by Barrington, Ltd. for 22 years prior to its acquisition by Rupay-Barrington Investment Advisory Services, Inc. in April 1994 where he managed equity portfolios for individuals, governments, corporations and pension and profit sharing plans. Mr. Wolf is a graduate of the University of Detroit and is a member of the Detroit Society of Financial Analysts and the American Finance Association. He is also a board member of A.R.C. Credit Union, a Trustee and Investment Advisor to the Southeast Michigan Taxsavers Association, a non-profit organization, and a member of numerous community and fraternal organizations.

         Larry S. Mao (age 53) is a Senior Vice President - Operations and Secretary of the Fund and operations manager of the San Francisco office of Rupay-Barrington Financial. Mr. Mao was a Senior Vice President of the California National Bank from January 1993 until joining Rupay-Barrington Financial in December 1993, where his duties included managing loan portfolios and marketing financial products. Mr. Mao has been a director of California National Bank since July 1994. From 1989 until he joined the California National Bank, he was a Vice President, the Senior Lending Officer, and Chairman of the Management Loan Committee of America California Bank. Prior to this time, Mr. Mao served in senior executive positions at Western Federal Savings and Loan, National American Bank, Bank of Canton, and other financial institutions, where he managed loan portfolios, developed retail credit card services, and coordinated corporate strategic planning. Mr. Mao received a Bachelor of Arts degree in Economics and Mathematics from Park College, Missouri, and continued his education through the American Institute of Banking and Robert Morris Associates. Mr. Mao serves as President of his local Lions Club and Merchants Association and is active in many other civic programs.

     Dixon R. Holman (age 37) is Vice President of the Company and Vice President, Chief Operating Officer and a Director of Rupay-Barrington Financial. Mr. Holman has served as Vice President of JPJ Investment Management and its wholly-owned subsidiary, JPJ Asset Group, the majority stockholder of

Rupay-Barrington Financial Group since May of 1996. Since 1983, and prior to joining JPJ, Mr. Holman served as a principal and senior officer of three investment management firms. He has also been active in the real estate investment and development industries. Mr. Holman's civic activities include services as a Director of the Arlington, Texas Chamber of Commerce and as an at-large Member of the Arlington City Council (population approx. 300,000). He also serves as President of the Arlington Housing Finance Corporation and acting President of the Tarrant County Junior College Foundation board.

     Bradley D. Newman (39) is a Director of the Company. Mr. Newman has been Property Tax Agent for Union Pacific Resources Group, Fort Worth, TX, since 1986. He is a certified public accountant and a member of both the Council of Petroleum Accountant's Society and the Institute of Professionals in Taxation.

         Glen Wilkerson (age 60) is a Director of the Company. Mr. Wilkerson has held various sales and sales management positions with Hormel Food Corporation, Austin, MN, for the past 33 years.

     Judy A. Champine (51) is a Director of the Company. Ms. Champine has been Vice President and Co-Owner of Town Center Gallery, Novi, MI, since 1992. From 1991 to 1992, she served as the Graphics Services Manager of the National Board for Professional Teaching Standards, Detroit, MI.

         It is anticipated that an Executive Committee may be established consisting of two or more Directors. The Executive Committee would likely exercise all powers of the Directors except for those which require actions by all of the Directors or independent Directors under the Fund's Articles of Amendment and Restatement as amended or By-Laws or under applicable law.

Compensation of Executive Officers and Directors.

         The following table sets forth certain information with respect to the aggregate compensation paid by the Fund during the fiscal year ended December 31, 1997 to the executive officers and directors of the Fund.

                                                COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------------------
    (1)             (2)          (3)              (4)             (5)
Name of Person,  Aggregate     Pension or     Estimated Annual  Total
Position         Compensation  Retirement     Benefits Upon     Compensation
                 From          Benefits as    Retirement        From Fund and
                 Fund          Accrued as Part                  Fund Complex
                               of Fund Expenses                 Paid to
                                                                Director
--------------------------------------------------------------------------------------------------------------------------------

Fritz Bensler,     *               N/A              N/A             *
President

Frederick A. Wolf,
Treasurer,         *               N/A              N/A             *
Director

Larry S. Mao,
Senior Vice
President,
Operations
Secretary          *               N/A              N/A             *

Dixon R. Holman,
Vice President     *               N/A              N/A             *

Bradley D. Newman,
Director          **               N/A              N/A             **

Glen Wilkerson,
Director          **               N/A              N/A             **

Judy A. Champine,
Director          **               N/A              N/A             **

* Executive officers of the Fund and directors of the Fund, who are considered "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, do not receive compensation from the Fund.

** Directors of the Fund, who are not considered "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 may at sometime in the future receive, a fee for their services as outside directors of the Fund. As of the date of the registration statement which includes this SAI, such disinterested directors have received no compensation for their attendance at meetings of the Board of Directors.

                                          PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth certain information regarding the beneficial ownership of the outstanding shares of the Fund as of December 31, 1997 by each person known by the Fund to own beneficially more than five percent of the outstanding shares of the Fund and all directors and executive officers of the Fund as a group.

                                                Shares Beneficially Owned
                -------------------------------------------------------------------------------
             Name and Address                                  Percentage
           of Beneficial Owner       Number                    Ownership

Star Bank C/F
Joseph M. Beals IRA
22151 Moross G-03
Detroit, MI  48236 .......          29,355.308                   12.905

Anchor Bay Dental Assoc. PSP
Donald J. Burkhardt TTEE
dtd. 12-30-89
35050 - 23 Mile Rd. Suite A
New Baltimore, MI  48047.........   58,297.794                   25.628

St. Clair Physicians PC PS Trust
Joseph M. Beals TTEE
Attn: John Hastings, VP Investments
400 Renaissance Center, Suite 1600
Detroit, MI  48243 .............    29,090.128                   12.788



                                          INVESTMENT MANAGEMENT SERVICES

     The Fund's investment portfolio is managed by the Investment Advisor. See "Management of Fund."

         The Investment Advisor has entered into a Management Agreement with the Fund. Under the Management Agreement, the Investment Advisor provides discretionary investment services to the Fund. The Investment Advisor is responsible for supervising and directing the Fund's investments in equity and fixed income securities in accordance with the Fund's investment objectives, and restrictions as provided in the Prospectus and this Statement of Additional Information. The Investment Advisor also is responsible for effecting all securities transactions with respect to the Fund's portfolio on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, the Investment Advisor provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence, corporate records, and registering and qualifying Fund Shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund, such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such custodian's and transfer agent's activities; and permitting the Investment Advisor's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund. The Management Agreement also provides that the Investment Advisor, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         Management Fees. The Fund pays the Investment Advisor a management fee (the "Management Fee") equal to .80% of the Fund's net assets per annum. The Management Fee is payable monthly on the first business day of the next succeeding calendar month and is calculated as described below.

         The monthly Management Fee is the sum of the daily fund fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the fund fee rate of .80% and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. Management Fees which have accrued but not yet been paid to the Investment Advisor for the fiscal years ended December 31, 1995, 1996 and 1997 were $2,171, $26,828, and $30,443, respectively.

         Limitation on Fund Expenses. The Management Agreement between the Fund and the Investment Advisor provides that the Fund will bear all expenses of its operations not specifically assumed by the Investment Advisor. In the interest of limiting the expenses of the Fund during its initial period of operation, Rupay-Barrington Financial has agreed to bear any expenses for the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to average net assets to exceed 1.95%. However, if in any year following such five-year period, the Fund's expenses exceed the limits prescribed by any state in which the Fund's shares are qualified for sale, the Investment Advisor will be required to reimburse the Fund for such excess, but may be reimbursed in subsequent years therefor to the extent such reimbursement would not cause the Fund to exceed such limits. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the average daily net assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's Management Fee will be reduced or postponed, with any adjustment made after the end of the year. An expense reimbursement of $71,381 was required for the fiscal year ended December 31, 1997.


                                               DISTRIBUTOR FOR FUND

         Rupay-Barrington Securities Corporation ("Rupay-Barrington Securities"), a Nevada corporation formed in 1993 as a wholly-owned subsidiary of Rupay-Barrington Financial, serves as the Fund's distributor. Rupay-Barrington Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. Rupay-Barrington Securities is located at the same address as the Fund - 1000 Ballpark Way, Suite 207A, Arlington, TX 76011.

         Rupay-Barrington Securities serves as distributor to the Fund pursuant to an underwriting agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with registering and qualifying its shares under the various state "blue sky" laws, preparing, setting in type, printing, and mailing its prospectuses and reporting to stockholders, and issuing its shares, including expenses of confirming purchase orders.

         The Underwriting Agreement provides that Rupay-Barrington Securities will pay all fees and expenses in connection with distributing prospectuses and reports for use in offering and selling Fund shares, preparing, setting in type, printing, and mailing all sales literature and advertising, Rupay-Barrington Securities' federal and state registrations as a broker-dealer, and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Rupay-Barrington Securities' expenses are paid by Rupay-Barrington Financial to the extent they exceed revenues.

         Sales Commission. Rupay-Barrington Securities acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are qualified and in which Rupay-Barrington Securities is qualified as a broker-dealer. Under the Underwriting Agreement, Rupay-Barrington Securities accepts orders for Fund shares at net asset value. The following sales commission are paid by investors:




                                  Total Sales Commission+
                      As a Percentage    As a Percentage     Portion of Total
                      of Offering Price  of Net Asset        of Offering
Amount of Single Sale of the Shares      Value of Shares     Price Retained
at Offering Price     Purchased          Purchased            by Dealers

Less than $50,000          5.75%             6.10%                5.00%
but less than $100,000     5.00%             5.26%                4.40%
but less than $250,000     4.00%             4.17%                3.50%
but less than $500,000     3.00%             3.09%                2.50%
but less than $1,000,000   2.00%             2.04%                1.75%
$1,000,000 or more         none              none               see below++

------------------------------------


+ At the discretion of Rupay-Barrington Securities, the entire sales commission may at times be reallowed to dealers. Rupay-Barrington Securities also may, at its expense, provide additional promotional incentives or payments to dealers that sell the Fund's shares. In some instances, the full reallowance, incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. When 90% or more of the sales commission is reallowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

++ The following commissions will be paid by Rupay-Barrington Securities to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans or organizations with collective retirement plan assets of $10 million or more: 1.00% on sales of up to $2 million, plus 0.80% on sales of $2 million to $3 million, plus 0.50% on sales of $3 million to $10 million, plus 0.25% on sales of $10 million to $25 million, plus 0.15% on sales in excess of $25 million.

         A sales commission equal to 4.00% of the offering price (4.17% of the net asset value) is applicable to all purchases of shares, regardless of amount, made for any qualified or non-qualified employee benefit plan. Of the 4.00% sales commission applicable to such purchases, 3.20% of the offering price will be reallowed to dealers.

         In connection with sales made on behalf of the Fund, Rupay-Barrington Securities received sales commissions for the fiscal years ended December 31, 1995, 1996 and 1997 of $3,888, $3,450 and $3,620,
         respectively.

         The following table sets forth the amount of commission and other compensation received by Rupay-Barrington Securities for the fiscal year ended December 31, 1997:



----------------------------------------------------------------------------------------------------------------------------------
           (1)                          (2)                          (3)                       (4)                   (5)
                   Net Underwriting  Compensation on                                      Compensation on
Name of Principal  Discounts and     Redemption and  Brokerage     Other
Underwriter        Commissions       Repurchases     Commissions Compensation
-----------------------------------------------------------------------------------------------------------



Rupay-Barrington
  Securities        [$3,620]           [$ 0]           [$80]      [$805*]



(*) Fees paid under the Fund's Distribution Plan and Agreement pursuant to Rule 12b-1 of the Investment Company Act of 1940.

         Distribution Plan and Agreement. The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, for the purpose of compensating Rupay-Barrington Securities for services provided and expenses incurred by it in promoting the sale of shares of the Fund, reducing redemptions, and maintaining and improving services provided to stockholders by Rupay-Barrington Securities.

         Continuance of the Plan is subject to annual approval by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect interest in the Plan or related arrangements ("Qualified Directors"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Directors and the Qualified Directors. The Plan may not be amended to materially increase the costs which the Fund may bear for distribution pursuant thereto without stockholder approval. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Directors or by approval of a vote of a majority of the outstanding voting securities of the Fund.

                                                     CUSTODIAN

     Star Bank, N.A. ("Star Bank") serves as the custodian for the Fund's securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. Star Bank's mailing address is as follows: Star Bank, N.A., Mutual Fund Custody, P.O. Box 1118, Cincinnati, Ohio 45218.


                                              PORTFOLIO TRANSACTIONS

         Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by the Investment Advisor. The Investment Advisor is responsible for implementing these decisions with respect to the Fund's portfolio, including the allocation of portfolio brokerage and principal business. For fixed income securities, it is expected that purchases and sales of portfolio securities will ordinarily be transacted with the issuer or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid the Fund.

         In purchasing and selling the Fund's portfolio securities, it is the Investment Advisor's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive competition rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services, although it has no current arrangement to do so. In selecting broker-dealers to execute the Fund's portfolio transactions, the Investment Advisor will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operation capabilities of competing broker-dealers, and the brokerage and research services they provide to the Investment Advisor.

         The Investment Advisor may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which would have been provided. In some cases, research services are generated by third parties, but are provided to the Investment Advisor by or through broker-dealers.

         The Investment Advisor may effect principal transactions on behalf of the Fund with a broker-dealer who furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities are transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. The Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

         The Investment Advisor may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law and interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to the Investment Advisor's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

         The Investment Advisor assesses the contribution of the brokerage and research services provided by broker-dealers, and allocates a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocation, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

         The Investment Advisor can not readily determine the extent to which net prices charged by broker-dealers reflect the value of their research services. In some instances, the Investment Advisor will receive research services it might otherwise have had to perform for itself. The research services provided by broker-dealers can be useful to the Investment Advisor in serving its other clients, but they can also be useful in serving the Fund.

         The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

         As provided in the Management Agreement between the Fund and the Investment Advisor, the Investment Advisor is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.


                                               PRICING OF SECURITIES

         Securities listed or traded on a national securities exchange are valued at the last quoted sales prices on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the Nasdaq National Market. If no sales price is available for a listed or Nasdaq National Market security, or if the security is not listed on the Nasdaq National Market, such security is valued at a price equal to the mean of the latest bid and ask prices. Securities listed or traded on certain foreign exchanges are valued at the last quoted sales prices on the date the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotations on the exchange determined to be the primary market for such security by the Board of Directors or its delegates.

         Fixed income securities are generally traded in the over-the-counter market and will be valued at a price deemed best to reflect a fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term securities (maturing or expiring in 60 days or less) are valued at their cost in local currency which, when combined with accrued interest, approximate fair value.

         In instances where the price of a security determined by these methods is deemed not to be representative, the security is valued in the manner prescribed by the Board to reflect its fair value.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank, as determined from time to time by the Board of Directors. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board. On an ongoing basis, the Board monitors the Fund's method of valuation.


                                                     DIVIDENDS

         Unless you elect otherwise, dividends or distributions will be reinvested on the reinvestment date using the net asset value per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                                             NET ASSET VALUE PER SHARE

         The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price, plus the applicable sales commission. The Fund determines its net asset value per share by subtracting the Fund's liabilities from its total assets and dividing the result by the total number of shares outstanding. Among other things, the Fund's liabilities include accrued expenses and dividends payable and its total assets include portfolio securities valued at market as well as income accrued but not yet received. The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange ("Exchange") every day the Exchange is open for trading. The Exchange is closed on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                                                    TAX STATUS

         The Fund intends to operate in a manner to continue to qualify as a "regulated investment company" under Subchapter M of the Code.

         A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate stockholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute 100% of ordinary income and capital gains for the period ending December 31 to avoid federal income tax.

         At the time of your purchase, the Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

         If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to stockholders; and (ii) the Fund's distribution to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to stockholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

         Taxation of Foreign Stockholders. The Code provides that dividends from net income will be subject to U.S. tax. For stockholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 31% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign stockholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

         To the extent the Fund invests in foreign securities, the following would apply:

         Foreign Currency Gains and Losses. Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

                                                 YIELD INFORMATION

         From time to time, the Fund may advertise a yield figure calculated in the following manner:

         An income factor is calculated for each security in the portfolio, which in the case of bonds is based upon the security's market value at the beginning of the period and expected yield-to-maturity, and in the case of stocks is based upon the stated dividend rate. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce an annualized yield.

         Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

Investment Performance

         Total Return Performance. The Fund's calculation of total return performance includes the reinvestment of all capital gains distributed and income dividends for the period or periods indicated, without regard to tax consequences to a stockholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

         From time to time, in reports and promotional literature, one or more existing or future Rupay-Barrington funds, including the Fund, may compare its yield to Overnight Government Repurchase Agreements, Treasury bills, notes, and bonds, certificates of deposit, and six-month money market certificates. Performance or yield may also be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to Fund portfolio holdings such as:

         Advertising News Services Inc., - "Bank Rate Monitor - the Weekly Financial Rate Reporter" - a weekly publication which lists the yields on various money market instruments offered to the public by 100 leading banks and thrift institutions in the U.S., including loan rates offered by these banks. Bank certificates of deposit differ from mutual funds in several ways: the interest rate established by the sponsoring bank is fixed for the term of a CD; there are penalties for early withdrawal from CDs; and the principal on a CD is insured.

         Donaghue Organization, Inc., - "Donaghue's Money Fund Report" - a weekly publication which tracks net assets, yield, maturity, and portfolio holdings on approximately 380 money market mutual funds offered in the U.S. These funds are broken down into various categories such as U.S. Treasury, Domestic Prince and Euros, Domestic Prime and Euros and Yankees, and Aggressive.

         Lipper Analytical Services, Inc. - Average of Balanced Funds - a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets.

         Lipper Analytical Services, Inc., - "Lipper Mutual Fund Performance Analysis" - a monthly publication which tracks net assets, total return, principal return and yield on approximately 950 fixed income mutual funds offered in the United States. Fund categories include:
         Growth, Mixed Income, and Flexible Portfolios.

         Major Competitors - the average of the following mutual funds: Fidelity Balanced, Vanguard Wellington, Twentieth Century Balanced, or other similar mutual funds.

         Merrill Lynch, Pierce, Fenner & Smith, Inc., - "Taxable Bond Indices" - a monthly publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks, together with the par weighted characteristics of each Index. The index used as a benchmark for the High Yield Fund is the High Yield Index. The two indices used as benchmarks for the Short-Term Bond Fund are the 91-Day Treasury Bill Index and the 1-2.99 Year Treasury Note Index.

         Mutual Fund Values, published by Morningstar, Inc. - a mutual fund tracking system which provides a top performer list every two weeks based on performance and risk management.

         Salomon Brothers, Inc. "Market Performance" - a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment Grade Bond Index and the components of the Index.

         Salomon Brothers Broad Investment Grade Index - a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities.

         Shearson Lehman Brothers, Inc., "The Bond Market Report" - a monthly publication which tracks principal, coupon and total return on the Shearson Lehman Govt./Corp. Index and Shearson Lehman Aggregate Bond Index, as well as the components of these indices.

         Tolerate Systems, Inc., a computer system to which we subscribe which tracks the daily rates on money market instruments, public corporate debt obligations and public obligations of the U.S.
         Treasury and agencies of the U.S. Government.

         Wall Street Journal - a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. government as well as common stocks, preferred stock, convertible preferred stocks, options and commodities; in addition to indices prepared by the research department of such financial organizations as Shearson Lehman/American Express, Inc., and Merrill Lynch, Pierce, Fenner and Smith, Inc., including information provided by the Federal Reserve Board.

         Performance rankings and ratings periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON's, etc., will also be used.

         From time to time, in reports and promotions literature: (i) the Fund's total return performance or P/E ratio may be compared to: (a) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the stock market in general; (b) other groups of mutual funds tracked by: (1) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (2) other financial or Business publications, such as Business Week, Money Magazine, Forbes and Barron's, which provide similar information; or (c) indices of stock comparable to those in which the Fund invests; (ii) the Consumer Price Index (the measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (iii) other government statistics such as GNP, and import and export figures derived from governmental publications, e.g., the Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iv) the effect of tax-deferred compounding on the Fund's investment returns, or on return in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis; and (v) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector. In connection with (iv) above, information derived from the following chart may be used.

         IRA Versus Taxable Return

         Assuming 9% annual rate of return, $2,000 annual contribution and 28% tax bracket.

                  Year              Taxable                   Tax Deferred (IRA)

                    10              $ 28,700                  $ 33,100
                    15                52,400                    64,000
                    20                82,500                  111,500
                    25               125,100                   184,600
                    26               183,300                   297,200

         An IRA is a long-term investment whose objective is to accumulate personal savings for retirement. Due to the long-term nature of the investment, even slight differences in performance will result in significantly different assets at retirement. Mutual funds, with their diversity of choice, can be used for IRA investments. Generally, individuals may need to adjust their underlying IRA investment as their time to retirement and tolerance for risk changes.


                                             THE FUND'S CAPITAL STOCK

         The Fund's Amended and Restated Articles of Incorporation, as amended (the "Articles") authorize the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board of Directors subject to the Investment Company Act of 1940, and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without stockholder approval.

         Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Articles contain no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another effected class or classes.

         Stockholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of stockholders. There will normally be no meetings of stockholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by stockholders, at which time the directors then in office will call a stockholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of stockholders of the Fund shall be called by the Secretary of the Fund on the written request of stockholders entitled to cast at least 10% of all votes of the Fund entitled to be cast at such meeting. Stockholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the stockholders seeking to hold the special meeting in communicating to the other stockholders of the Fund to the extent required by Section 16(c) of the Investment Company Act of 1940.


                                     FEDERAL AND STATE REGISTRATION OF SHARES

         The Fund's shares are registered for sale under the 1933 Act, and the Fund or its shares are registered under the laws of all states requiring registration in which it intends to sell its shares, as well as the District of Columbia and Puerto Rico.


                                                   LEGAL COUNSEL

         Sachnoff & Weaver, Ltd., whose address is 30 South Wacker Drive, 29th Floor, Chicago, Illinois, 60606-7484, is legal counsel to the Fund.

                                               INDEPENDENT AUDITORS

         Tait, Weller & Baker, whose address is 2 Penn Center Plaza, Suite 700, Philadelphia, PA 19102- 1707, are independent auditors to the Fund.

         The financial statements of the Fund for the year ended December 31, 1997, and the report of independent accountants are included in this Statement of Additional Information.



                                       RATINGS OF CORPORATE DEBT SECURITIES

Moody's Investors Services, Inc. (Moody's)

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known of high grade bonds.

         A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interests payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation (S&P)  or Duff & Phelps Investor Services.

         AAA - This is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

         A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                           INDEX TO FINANCIAL STATEMENTS

                                                                      Page

Independent Auditor's Report.....................................       F-2
Schedule of Portfolio Investments................................       F-3
Statement of Assets and Liabilities December 31, 1997............       F-5
Statement of Operations for the Year Ended December 31, 1997            F-6
Statement of Changes in Net Assets for the Years Ended
December 31, 1996 and 1997                                              F-7
Financial Highlights For a Share Outstanding Throughout Each Period for
the Years Ended
December 31, 1995, 1996 and 1997........................................F-8
Notes to the Financial Statements.......................................F-9








PAGE>

Report of Independent Certified Public Accountants
To the Shareholders and Board of Directors of Rupay-Barrington Total Return Fund, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the

Rupay-Barrington Total Return Fund, Inc., including the schedule of portfolio investments as of December 31, 1997, and the related statement of operations,

the statement of changes in net assets, and the financial highlights for the period then ended.  These financial statements and financial highlights are the responsibility of the Funds management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Financial Statements and financial highlights presented for the year ended December 31, 1996 and prior were audited by other auditors whose report dated February 7, 1996, expressed an unqualified opinion on those statements.  We conducted our audits in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the

Rupay-Barrington Total Return Fund, Inc., as of Decmeber 31, 1997, the results of its operations, the changes in its net assets, and the financial high-

lights for the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 23, 1998

                    Schedule of Portfolio Investments
                            December 31, 1997

     Number
         of                                                  Market
     Shares  Security                                         Value

             COMMON STOCK:  53.64%
             AGRICULTURE EQUIPMENT:  1.33%
      1,000  AGCO Corp.                                $     29,250
                                                       ------------

             BEVERAGES:  1.65%
      1,000  PepsiCo, Inc.                                   36,437
                                                       ------------

             COMMUNICATION EQUIPMENT:  4.66%
      1,000  Andrew Corp *                                   24,000
      1,000  Loral Space & Communications *                  21,438
      1,000  Motorola, Inc.                                  57,063
                                                       ------------
                                                            102,501
                                                            -------

             COMPUTERS:  6.56%
      1,000  Hewlett Packard Co.                             62,500
        600  International Business Machines Corp.           62,737
      1,000  Seagate Technology *                            19,250
                                                       ------------
                                                            144,487
                                                            -------
            COMPUTER SOFTWARE:  2.00%
      1,000  Electronic Data System                          43,937
                                                       ------------

             ELECTRICAL EQUIPMENT:  1.91%
      1,000  AMP, Inc.                                       42,000
                                                       ------------

             ENERGY:  7.32%
      1,000  Baker Hughes, Inc.                              43,625
      1,000  Diamond Offshore Drilling, Inc.                 48,125
      1,000  Noble Drilling Corp. *                          30,625
      1,000  Unocal Corp.                                    38,813
                                                       ------------
                                                            161,188
                                                            -------
            ENTERTAINMENT-RECREATION:  4.70%
      1,000  Circus Circus Entertainment, Inc. *             20,500
      2,000  Viacom Inc. Class B *                           82,875
                                                       ------------
                                                            103,375
                                                            -------
             FINANCIAL:  2.59%
      1,000  Fannie Mae                                      57,062
                                                       ------------

             INSURANCE:  7.44%
      1,000  Fremont General Corp.                           54,750
      2,000  Reliance Group Holdings                         28,250
      1,500  Travelers Group, Inc.                           80,812
                                                       ------------
                                                            163,812
                                                            -------

             MEDICAL SUPPLIES:  1.61%
      1,000  Texas Biotechnology *                            6,187
      1,000  US Surgical Corp.                               29,313
                                                       ------------
                                                             35,500
                                                             ------

             METALS & MINING:  0.66%
        500  Newmont Mining Corp.                            14,656
                                                       ------------

             OFFICE SUPPLIES:  1.29%
      2,000  Office Max, Inc. *                              28,375
                                                       ------------

             PHARMACEUTICALS:  2.16%
      1,000  Mylan Laboratories, Inc.                        20,938
      2,000  Perrigo Co. *                                   26,750
                                                       ------------
                                                             47,688
                                                             ------

             REAL ESTATE:  2.61%
      1,998  Patriot American Hospitality, Inc.              57,443
                                                       ------------

             RESTAURANTS:  1.09%
      1,000  Wendy's Int'l., Inc.                            24,063
                                                       ------------

             TOBACCO:  2.06%
      1,000  Philip Morris Cos., Inc.                        45,312
                                                       ------------

             UTILITIES:  2.00%
      1,000  CMS Energy Corp.                                44,063
                                                       ------------

             TOTAL COMMON STOCK:
             (Cost: $1,137,435)                           1,181,149
                                                        -----------

             PREFERRED STOCK:  13.34%
             BEVERAGES:  1.24%
      1,000  Cadbury Schweppes P.L.C.                        27,250
                                                       ------------

             COMMUNICATIONS:  3.61%
      3,000  GTE Delaware                                    79,500
                                                       ------------

             FINANCE:  3.54%
      1,000  KMart Financing Convertible; 7.75%              51,625
      1,000  UNUM Corp.; 8.8%                                26,375
                                                       ------------
                                                             78,000
                                                             ------

             INSURANCE:  1.20%
      1,000  American General Capital L.L.C.
             Series A; 8.45%                                 26,313
                                                       ------------

             REAL ESTATE:  3.75%
      2,000  Equity Residential Property
             Series C; 9.125%                                53,875
      1,000  Equity Residential Property 7%                  28,750
                                                       ------------
                                                             82,625
                                                             ------

             TOTAL PREFERRED STOCKS:
             (Cost: $295,140)                               293,688
                                                       ------------

  Principal
     Amount
             CORPORATE OBLIGATIONS:  9.08%
   $100,000  Fixed Income UIT 12/30/01; 9.25%               100,000
    100,000  Graves Financial Bond #8 6/05/98; 10%          100,000
                                                       ------------
             TOTAL CORPORATE OBLIGATIONS:
             (Cost: $200,000)                               200,000
                                                       ------------

             SHORT TERM INVESTMENTS:  20.02%
    440,791  Star Bank Money Market Fund
             (Cost: $440,791)                               440,791
                                                       ------------

             TOTAL INVESTMENTS:
             (Cost: $2,073,366)**   96.08%                2,115,628
             Other assets-net        3.92%                   86,264
                                   -------             ------------
             NET ASSETS            100.00%              $ 2,201,892
                                   =======              ===========

*  Non-income producing security
** Cost for  Federal  income  tax  purpose  is  $2,073,366  and net unrealized appreciation consists of:
      Gross unrealized appreciation                                 $   124,796
      Gross unrealized depreciation                                     (82,534)
                                                                        -------
      Net unrealized appreciation                                   $     42,262
                                                                    ============
See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS
  Investments at value
  (identified cost of $1,632,575)(Notes 1 & 3)                        $1,674,837
  Short term investments                                                 440,791
  Receivables:
    Dividend and interest                7,200
    Capital stock sold                     377                             7,577
                                        ------
  Deferred organization costs (Note 1)                                   106,031
                                                                     -----------
          TOTAL ASSETS                                                 2,229,236
                                                                     -----------

LIABILITIES
  Distribution payable                     502
  Due to advisor                        25,480
  Accrued expenses                       1,362
                                       -------
          TOTAL LIABILITIES                                               27,344
                                                                          ------

NET ASSETS                                                            $2,201,892
                                                                      ==========

NET ASSET VALUE OFFERING AND REDEMPTION
PRICE PER SHARE ($2,201,892 / 227,517 shares outstanding)             $     9.68
                                                                      ==========

At December 31, 1997 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

    Paid in capital                                                   $2,094,620
    Accumulated net realized gain on investments                          65,010
    Net unrealized appreciation of investments                            42,262
                                                                          ------
    Net Assets                                                        $2,201,892
                                                                      ==========

See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1997

INVESTMENT INCOME
  Income:
    Interest                             $   81,876
    Dividend                                 56,376
                                         ----------

    Total income                                                     $   138,252
                                                                     -----------
  Expenses:
    Investment management fees (Note 2)      30,443
    Transfer agent fees                      14,499
    Administration (Note 2)                  18,762
    Legal and audit fees                     16,005
    Custody and accounting fees              15,739
    Registration fees                         4,300
    Printing                                  3,244
    Amortization of
      organization cost (Note 1)             40,938
    Insurance expense                         1,693
                                              -----
      Total expenses                                                     145,623
    Less: reimbursements and waivers by manager                         (71,381)
                                                                         -------
    Net expenses                                                          74,242
                                                                          ------
    Net investment income                                                 64,010
                                                                          ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net  realized  gain  on   investments                                152,327
    Net  change  in  unrealized appreciation  on  investments            193,117
                                                                         -------
    Net gain on  investments                                             345,444
                                                                         -------
    Net increase in net assets resulting from operations             $   409,454
                                                                     ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
Years ended December 31,
------------------------

                                                           1997           1996
                                                      ------------   -----------
OPERATIONS
   Net investment income                             $     64,010   $     73,403
   Net realized gain on investments                       152,327        253,585
   Net change in unrealized appreciation
     (depreciation) of investments                        193,117      (119,465)
                                                          -------      --------
   Net increase in net assets resulting
     from operations                                      409,454        207,523
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income
     ($.21 and $.12 per share, respectively)             (68,866)       (59,802)
   Net realized gain from investment transaction
     ($.70 and $.40 per share)                          (147,579)      (191,699)
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets resulting
     from capital share transactions*                 (2,916,852)      3,843,303
                                                      ----------       ---------
   Net increase (decrease) in net assets              (2,723,843)      3,799,325
   Net assets at beginning of the year                  4,925,735      1,126,410
                                                        ---------      ---------
NET ASSETS at the end of the year
   (including undistributed net investment
   income of $-0- and $3,233, respectively)           $ 2,201,892     $4,925,735
                                                      ============   ===========

*A summary of capital share transactions follows:

                                   Year ended                Year ended
                                December 31, 1997          December 31, 1996
                                -----------------          -----------------
                                Shares     Value          Shares        Value
                                ------     -----          ------        -----
Shares sold                     74,341   $ 760,185         457,840    $4,503,585
Shares reinvested
  from distributions            21,591     212,316          25,764       251,256
Shares redeemed               (375,106) (3,889,353)       (93,385)     (911,538)
                              --------  ----------        -------      --------
Net increase (decrease)       (279,174)($2,916,852)        390,219    $3,843,303
                              ======== ===========         =======    ==========

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period
----------------------------------------------
                                                                  Aug. 11, 1995*
                                   Years ended December 31                 thru
                                         1997           1996       Dec. 31, 1995

Per Share Operating Performance
Net asset value,
  beginning of period                 $  9.72           $  9.67           $10.00

Income from investment operations-
   Net investment income                 0.20              0.13             0.04
   Net realized and unrealized
     gain (loss) on investments          0.67              0.44           (0.33)
                                         ----              ----           ------
Total from investment operations         0.87              0.57           (0.29)
                                         ----              ----           ------

Less distributions-
   Distributions from net
     investment income                  (0.21)            (0.12)          (0.04)
   Distributions from realized
     gains on investments               (0.70)            (0.40)             -0-
                                        ------            ------             ---
     Total distributions                (0.91)            (0.52)          (0.04)
                                        ------            ------          ------
Net asset value, end of period        $  9.68           $  9.72            $9.67
                                       =======          =======            =====

Total Return                             8.91%             5.89%         (2.89)%

Ratios/Supplemental Data
Net assets, end of period (000's)       $2,202           $4,926           $1,126
Ratio to average net assets-(A)
   Expenses (B)                           3.82%            6.29%         1.95%**
   Expenses-net (C)                       1.95%            1.95%
   Net investment income (B)              1.68%            2.06%         1.72%**
Portfolio turnover rate                 112.02%            1.14%           0.00%
Average commission rate
   paid per share                      $0.0825              ---             ---

*  Commencement of operations
** Annualized
(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by 1.87% in 1997, 4.34% in 1996 and 3.14% in 1995.
(B) Expense ratio has been increased to include additional custodian fees in 1995 which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1997
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Rupay-Barrington Total Return Fund, Inc. (formerly Valley Forge Capital Holdings Total Return Fund, Inc.)(the "Fund") is registered under The Investment Company Act of 1940, as a diversified open-end management company.

The investment objective of the fund is to seek capital appreciation, current income and preservation of capital by investing in a diversified portfolio of equity securities and fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Deferred Organizational Expenses. Organizational expenses are being amortized on a straight line basis over a period not exceeding 60 months beginning at the Fund's commencement of operations.

E.  Distribution  to  Shareholders.  Distributions  from investment
income  and   realized   gains,   if  any,   are  recorded  on  the
ex-dividend date.

F. Other. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

G. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--The Fund has engaged Rupay-Barrington Advisors, Inc. a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., to manage its investments. The Fund pays its Advisors an investment management fee for investment management and advisory services which is computed at an annual rate of 0.80 of 1% of the Fund's daily net assets.

Rupay-Barrington Fianancial Group Inc. has agreed to reimburse the Fund for any expenses, during the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to exceed 1.95% of average net assets. An expense reimbursement of $71,381 was required for the year ended December 31, 1997.

Certain officers and directors of the Fund are also officers and directors of the investment advisor.

NOTE 3-PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 1997, the Fund made purchases and sales of securities other than short-term notes aggregated $2,903,877 and $4,728,654 respectively.

NOTE 4-DISTRIBUTION PLAN-- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan in effect for the year ended December 31, 1997, Rupay-Barrington Securities Corp., a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., was entitled to a fee at an annual rate of 0.35 of 1% of the Fund's daily net assets. Rupay-Barrington Securities Corp. uses these fees to pay its dealers whose clients hold portfolio shares and for other distribution-related activities.

                                                      PART C
                                                 Other Information

Item 24.          Financial Statements and Exhibits

                  (a)      Condensed Financial Information
                           (Financial Highlights) is included in Part A of the Registration Statement.

                           Schedules of Portfolio Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights for a Share Outstanding throughout Each Period is included in the Statement of Additional Information. These financial statements have been audited by Tait, Weller & Baker, independent auditors, as stated in their report appearing in the Statement of Additional Information and is given upon their authority as experts in accounting and auditing.

                  (b)      Exhibits.

                           (1)(a) Articles of Amendment and Restatement (Exhibit (1) to the Company's
                                    Registration Statement on Form N-1A
                                    (No. 33-79068) as filed with the
                                    SEC on May 16, 1994)*

                                (b) Articles of Amendment (filed herewith).

                           (2) By-Laws of Registrant, dated January 20, 1994 (Exhibit (2) to the
                                    Company's Registration Statement on Form
                                    N-1A (No. 33-79068) as filed
                                    with the SEC on May 16, 1994)*

                           (3)      Inapplicable


                           (4)(a) Specimen Stock Certificate - Inapplicable (Shares to be uncertificated)

                                (b) The  Articles of Amendment  and  Restatement
                                    and By-Laws of the Registrant included as Exhibits (1) and (2) are incorporated herein by reference.

                           (5)(a) Investment Management Agreement between Registrant and Valley Forge
                                    Advisors, Inc. (Exhibit (5)(a) to the
                                    Company's Registration Statement on
                                    Form N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                                (b) Investment Management Agreement between
                                    Registrant and The Marshall
                                    Plan, L.P.**

                           (6)(a) Distribution Agreement between Registrant and Valley Forge Distributors,
                                    Inc.  (Exhibit (6)(a) to the Company's
                                    Registration Statement on Form N-
                                    1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                             (b)    Dealer Agreement of Valley Forge
                                    Distributors, Inc. (Exhibit (6)(b) to the
                                    Company's Registration Statement on Form
                                    N-1A (No. 33-79068) as filed
                                    with the SEC on March 1, 1995)*

                           (7)      Inapplicable

                           (8)(a) Custodian Services Agreement between Registrant and PNC Bank,
                                    N.A.***

                                (b) Custody Agreement between the Registrant
                                    and Star Bank, N.A. (Exhibit
                                    (8)(b) to the Company's Registration
                                    Statement on Form N-1A (No. 33-
                                    79068) as filed with the SEC on April 28,
                                    1997)*

                           (9)(a) Transfer Agency Services Agreement, between Registrant and PFPC,
                                    Inc.***

                              (b)   Administration and Accounting Services
                                    Agreement***

                              (c)   Expense Limitation Agreement between
                                    Registrant and Valley Forge Capital Holding
                                    Inc. (Exhibit (9)(c) to the Company's
                                    Registration Statement on Form N-1A (No.
                                    33-79068) as filed with the SEC on
                                    March 1, 1995)*

                              (d)   Transfer Agent Agreement between the
                                    Registrant and Fund Services Inc.Exhibit (9)
                                    (d) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on April 28, 1997)*

                              (e) Administrative Services Agreement between the Registrant and Commonwealth Shareholder Services, Inc. (Exhibit (9)(e) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on April 28, 1997)*

                             (f) Accounting Services Agreement between the Registrant and Commonwealth Fund Accounting, Inc. (Exhibit (9)(f) to the Company's Registration Statement on Form N-1A
                                    (No. 33-79068) as filed with the
                                    SEC on April 28, 1997)*

                           (10)     Opinion and Sachnoff & Weaver, Ltd.
                                    (filed herewith)

                           (11)     Consent of Tait, Weller & Baker
                                    (filed herewith)

                           (12)     Inapplicable

                           (13) Initial Capitalization Agreement between Registrant and Valley Forge
                                    Capital Holdings Inc.  (Exhibit (13) to the
                                    Company's Registration Statement on Form
                                    N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                           (14)     Inapplicable

                           (15) Distribution Plan and Agreement between the Fund and Valley Forge Distributors. (Exhibit (15) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                           (16)     Inapplicable

                           (17)     Financial Data Schedule

                           (18)     Inapplicable

--------------------------
* These exhibits are incorporated herein by reference to the registration statement referenced after each exhibit next to which an asterisk appears.

**       This Agreement was terminated effective March 31, 1996.

***      This Agreement was terminated effective October 31, 1996.

Item 25.          Persons Controlled by or Under Common Control With Registrant.

                                    None.

Item 26.          Number of Holders of Securities

                  As of December 31, 1997, there were 118 record holders of the capital stock of Rupay-Barrington Total Return Fund, Inc.

Item 27.          Indemnification

                  The Registrant does not presently have an Officers and Directors insurance policy for the benefit of its officers and directors.


                  Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of

Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

                  Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

                  Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

                  (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

                  (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

                           (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in
                                    Section  2(a)(19) of the Investment  Company
                                    Act of 1940, nor parties to the  Proceeding;
                                    or

                           (ii) an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

         (a)      the Indemnitee provides  security for his undertaking; or

         (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

         (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

                  (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

                  (ii)     an independent legal counsel in a written opinion.

Section 10.02 of the Registrant's By-Laws provides as follows:

         Section 10.02. Insurance of Officers, Directors,  Employees and Agents:
To the fullest extent permitted by applicable Maryland Law and by Section 17(h) of the Investment Company Act, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.          Business and Other Connections of Investment Advisor.

     Rupay-Barrington  Advisors, Inc. (the "Investment Advisor"), a wholly owned
subsidiary  of  Rupay-Barrington   Financial,  is  not  currently  substantially
employed other than as investment advisor to the Fund.

                  Set forth below are the officers and Directors of the Investment Advisor who have other substantial businesses, professions, vocations, or employment aside from that of Director or officer of the Investment Advisor:

     Fritz Bensler (age 41) is President of the Fund and President and Portfolio Manager for Rupay-Barrington Advisors, a subsidiary of Rupay-Barrington Financial. From November 1995 until joining Rupay- Barrington Advisors in January 1997, Mr. Bensler was an equity security analyst and portfolio manager for JPJ Investment Management, Inc. ("JPJ"). From 1993 until joining JPJ, Mr. Bensler was a self-employed consultant. Mr. Bensler was a financial analyst with Martin Marietta Corp. from 1984 to 1991 where he analyzed sales and expense data for a division of the company. Mr. Bensler was a senior accountant for Pryor & Associates, P.C., C.P.A., a public accounting firm, from 1980 to 1984. Mr. Bensler received a CPA certificate from the state of Colorado in 1983. Mr. Bensler received a Masters of Business Administration degree from Texas Christian University in 1993 and a Bachelor of Science degree in accounting from the University of Northern Colorado in 1980. Mr. Bensler is a member of the Denver Society of Security Analysts.

Certain directors and officers of the Investment Advisor also may, in the future, serve as officers and/or directors of one or more of other mutual funds sponsored by Rupay-Barrington Financial and/or one or more of the affiliated entities listed herein. See also "Management of Fund," in Registrant's Statement of Additional Information.

Item 29.          Principal Underwriters.

     The principal underwriter for the Registrant is Rupay-Barrington Securities Corporation ("Rupay- Barrington Securities"). Rupay-Barrington Securities may serve, in the future, as the principal underwriter for one or more other funds. Rupay-Barrington Securities is a wholly-owned subsidiary of Rupay- Barrington Financial, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Rupay-Barrington Securities will receive commissions or other compensation for acting as principal underwriter.

The address of each of the directors and officers of Rupay-Barrington Securities listed below is 1000 Ballpark Way, Suite 207A, Arlington, TX 76011.

Name and Principal   Positions and Offices             Positions and Offices
Business Address     with Underwriter                   With Registrant

Don Watkins            President                          None



Item 30.          Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 1000 Ballpark Way, Suite 302, Arlington, TX 76011. Its transfer, dividend disbursing, and stockholder service activities are performed by Fund Services Inc., P.O. Box 26305, Richmond, Virginia 23260-6305. Custodian activities for the Registrant are performed at Star Bank, N.A., Mutual Fund Custody, P.O. Box 1118, Cincinnati, Ohio 45201. Although the Registrant does not presently intend to purchase portfolio securities outside of the United States, at such time as it determines to make such purchases, appropriate service providers will be retained to perform such services as are necessary.

Item 31.          Management Services.

                  Registrant is not a party to any management related service contract, other than as set forth in the Prospectus.

Item 32.          Undertakings.

                  (a)      Not Applicable

                  (b)      Not Applicable

                  (c) Upon request, the Registrant will furnish, without charge, a copy of the Registrant's latest annual report to stockholders and the most recent semi-annual report succeeding the annual report, when available, to each person to whom a prospectus is delivered.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado, this 5th day of March, 1998.

                                     RUPAY-BARRINGTON TOTAL RETURN FUND, INC.

                                            By: /s/ Fritz Bensler
                                              Fritz Bensler, President

                                                 POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Fritz Bensler, his or her true and lawful attorney and agent to take any and all action and execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Rupay-Barrington Total Return Fund, Inc. (the "Corporation") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation, to be offered by the Corporation, and the registration of the Corporation under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation on its behalf, and to sign the names of each of such directors and officers on his or her behalf as such director or officer to any amendment or supplement (including Post-Effective Amendments) to the Registration Statement on Form N-1A of the Corporation filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Registration Statement on Form N-1A of the Corporation under the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                            Title               Date
/s/ Fritz Bensler                        President (Principal   March 5, 1998
------------------------------------
Fritz Bensler                            Executive Officer)

/s/ Frederick A. Wolf                    Treasurer of Financial March 5, 1998
-----------------------------------
Frederick A. Wolf                        Officer) and Director

/s/ Bradley L. Newman                    Director               March 5, 1998
---------------------------------
Bradley L. Newman

/s/ Glen Wilkerson
                                         Director               March 5, 1998
Glen Wilkerson

/s/ Judy A. Champine                     Director               March 5, 1998
----------------------------------
Judy A. Champine


                  VALLEY FORGE CAPITAL HOLDINGS TOTAL RETURN FUND, INC.

                                     ARTICLES OF AMENDMENT


     Valley  Forge  Capital   Holdings  Total  Return  Fund,  Inc.,  a  Maryland
corporation  having its  principal  office in Baltimore,  Maryland  (hereinafter
called  the "Corporation"),   hereby  certifies  to  the  State  Department  of
Assessments and Taxation of Maryland that:

     FIRST:  The Articles of  Incorporation  are hereby  amended by striking out
Article 1 in its entirety and inserting in lieu thereof the following:

       The name of the Corporation is Rupay-Barrington Total Return Fund, Inc.

     SECOND: The amendment of the Articles of Incorporation of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation.

     IN WITNESS WHEREOF: Valley Forge Capital Holdings Total Return Fund, Inc., has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on this 21st day of November, 1997.

ATTEST:                                   Valley Forge Capital Holdings
                                           Total Return Fund, Inc.



/s/ Larry S. Mao                           /s/ Fritz Bensler
-----------------                          -----------------
Larry S. Mao, Secretary                   Fritz Bensler, President




     THE UNDERSIGNED, Fritz Bensler, the President of Valley Forge Capital Holdings Total Return Fund, Inc., who executed on behalf of said Corporation, the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                                    /s/ Fritz Bensler
                                   ----------------------------------
                                                    Fritz Bensler




    (Sachnoff & Weaver letterhead)



                                                   (312) 207-6463

                                                 March 5, 1998


Board of Directors
Rupay-Barrington
  Total Return Fund, Inc.
1000 Ballpark Way, Suite 302
Arlington, Texas  76011


         Re:      Rupay-Barrington Total Return Fund, Inc.
                  Post-Effective Amendment No. 3 to Registration Statement on Form N-1A
                  Registration No. (33-79068)

To The Board Of Directors:

     At your request, we have examined the above-referenced Post-Effective Amendment to the Registration Statement on Form N-1A (the " Registration Statement") to be filed by Rupay- Barrington Total Return Fund, Inc., a Maryland corporation (the Fund) with the Securities and Exchange Commission under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, with respect to the offering on a continuous basis of an indefinite number of shares of capital stock of the Fund, par value $.01 per share (the "Capital Stock").

     As counsel to the Fund, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Articles of Amendment and Restatement of the Fund, and the Bylaws of the Fund and such other documents, corporate records, certificates of public officials and instruments as we have considered necessary or advisable for the purpose of this opinion. We have assumed the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies. We have not independently verified such assumptions.

Board of Directors
March 5, 1998
Page 2

     We are members of the Bar of the State of Illinois and we express no opinion as to the law of any jurisdiction other than the laws of the State of Illinois and the federal laws of the United States.

     Subject to the foregoing and based on such examination, we are of the opinion that the shares of the Fund's Capital Stock to be issued and sold by the Company pursuant to the Registration Statement will be, upon issuance, sale and delivery in the manner and under the terms and conditions described in the Registration Statement, legally issued, fully paid and nonassessable.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to us contained in the "Legal Matters" section of the Registration Statement, including the Statement of Additional Information constituting a part thereof.

                                                     Very truly yours,

                                                     SACHNOFF & WEAVER, LTD.

                          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the references to our firm in Post-Effective Amendment No.3 to the Registration Statement on Form N-1A of the Rupay-Barrington Total Return Fund, Inc. and to the use of our report dated January 23, 1998 on the financial statements and financial highlights. Such financial statements and financial highlights are included in the Statement of Additional Information, which is part of such Registration Statement.





              TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
March 5, 1998